Exhibit 10.17

LOAN AGREEMENT

(CF Capital Loan)

(i)

(ii)

EXHIBIT A-1	LEGAL DESCRIPTION OF MISSION BAY PROPERTY
EXHIBIT A-2	LEGAL DESCRIPTION OF WEST BLUFFS PROPERTY
EXHIBIT A-3	LEGAL DESCRIPTION OF SANTA FE DEPOT PROPERTY
EXHIBIT A-4	DEPICTION OF PARCEL 40
EXHIBIT A-4	DEPICTION OF PARCEL N4a
EXHIBIT B	SCHEDULE OF ASSUMED PURCHASE AGREEMENTS
EXHIBIT C	RELEASE PRICE SCHEDULE
EXHIBIT D	ALLOCATION OF LOAN BALANCE FOR PARCEL 40, PARCEL N4a AND SANTA FE DEPOT PROPERTY
EXHIBIT E	CLOSING CONDITIONS
EXHIBIT F	SCHEDULE OF PROJECT SPECIFIC AGREEMENTS
EXHIBIT G	SINGLE PURPOSE ENTITY
EXHIBIT H	EXISTING LOAN COMMITMENTS
SCHEDULE 10.1	CONTEMPLATED LENDER FINANCING

(iii)

LOAN AGREEMENT

(CF Capital Loan)

THIS LOAN AGREEMENT (this “Agreement”) is made as of November 22, 2004, by and among FOCIL-MB, LLC, a Delaware limited liability company (“Mission Bay Borrower”), FOCIL-WB, LLC, a Delaware limited liability company (“West Bluffs Borrower”), FOCIL-SFD, LLC, a Delaware limited liability company (“Santa Fe Depot Borrower”) (individually, a “Borrower” and collectively, “Borrowers”), and CF CAPITAL LLC, a Delaware limited liability company (“Lender”), with respect to the following:

RECITALS :

A. Borrowers have applied to Lender for an acquisition loan (“Loan”) to fund a portion of the purchase price to acquire concurrently herewith the following Properties (defined below) upon the terms and subject to the conditions set forth herein:

1. The Mission Bay Borrower is acquiring concurrently herewith a fee interest in certain real property located in San Francisco, California and described in Exhibit A-1 (“Mission Bay Property”).

2. The West Bluffs Borrower is acquiring concurrently herewith a fee interest in certain real property located in Playa Del Rey, California and improved with 114 lots and described in Exhibit A-2 (“West Bluffs Property”).

3. Santa Fe Depot Borrower is acquiring on the Deferred Closing Date a fee interest in certain land located in San Diego, California and described in Exhibit A-3 (“Santa Fe Depot Property”), which will not be transferred on the Closing Date because the Missing Santa Fe Depot City Consents (defined below) have not yet been obtained.

4. The Mission Bay Borrower is also obtaining the right to acquire on the Deferred Closing Date (defined below) a fee interest (i) in certain real property (“Parcel 40”) located in San Francisco, California and substantially as depicted on Exhibit A-4 hereto and which will not be transferred on the Closing Date because it will not be a separate legal parcel and (ii) in certain real property (inclusive of Parcels N4a-1, N4a-2 and N4a-3, collectively “Parcel N4a”) located in San Francisco, California and substantially as depicted on Exhibit A-5 hereto and which will not be transferred on the Closing Date because it will not be a separate legal parcel.

B. In addition, concurrently herewith, FOCIL-BP, LLC, a Delaware limited liability company (“Alameda (Bayport) Borrower”) is obtaining the Alameda (Bayport) Loan from Catellus Finance Company, LLC, a Delaware limited liability company (“Alameda (Bayport) Lender”) for the purpose of acquiring the Alameda (Bayport) Assets (defined below).

C. Subject to the terms and conditions set forth herein, Lender has agreed to loan to Borrowers the Loan Amount (defined below).

AGREEMENT :

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. DEFINITIONS; INTERPRETATION.

1.1 Definitions. As used herein, initially capitalized words and terms shall have the meanings assigned to them below:

“Additional Permitted Prepayments” is defined in Section 3 of the Note.

“Affiliate” shall mean any Person that directly or indirectly controls, is controlled by or is under common control with an identified Person; provided, however, that a Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management, policies and/or decision making of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Alameda (Bayport) Assets” is defined in the Alameda (Bayport) Loan Agreement.

“Alameda (Bayport) Loan Documents” means any and all loan documents evidencing, relating to or securing the Alameda (Bayport) Loan as defined in the Loan Agreement dated of even date herewith between the Alameda (Bayport) Lender and the Alameda (Bayport) Borrower.

“Alameda (Bayport) Loan” means the loan in the original principal amount of Thirty-Nine Million Eight Hundred Thirty-Three Thousand Six Hundred Dollars ($39,833,600.00) which is being made by the Alameda (Bayport) Lender to the Alameda (Bayport) Borrower to acquire the Alameda (Bayport) Assets pursuant to the Alameda (Bayport) Loan Documents.

“Alameda (Bayport) Note” means the Secured Promissory Note evidencing the Alameda (Bayport) Loan executed by the Alameda (Bayport) Borrower in favor of the Alameda (Bayport) Lender of even date herewith.

“Applicable Interest Rate” is defined in Section 1 of the Note.

“Assumed Purchase Agreements” means the purchase and sale agreements for the sale of those Properties and Phases within a Property described on Exhibit B hereof (each, an “Assumed Purchase Agreement”).

“Assignment and Assumption of Purchase Agreements” means an Assignment and Assumption of Purchase Agreement, in form and content reasonably acceptable to Lender, whereby each Seller of an Assumed Purchase Agreement identified on Exhibit B hereto assigns to the Borrower owning the Property or Phase being sold all of such Seller’s obligations under such Assumed Purchase Agreement and each such Borrower assumes the Seller’s obligations on the terms described therein effective as of the applicable Closing Date and to the extent required under the Assumed Purchase Agreement, the Third Party Purchaser to such Assumed Purchase Agreement consents to such assignment and assumption.

“Bankruptcy Code” shall mean 11 U.S.C. Sections 101, et seq.

“Borrowers” shall have the meaning assigned to such term in the Preamble, but shall also mean the permitted successors and assigns as the context requires.

“Borrowers’ Equity” means an amount equal to Fifty-Eight Million Seven Hundred One Thousand Six Hundred Dollars ($58,701,600.00).

“Business Day” means any day of the year other than Saturdays, Sundays, and legal holidays on which national or California lending institutions are closed.

“CFD-Other Payment(s)” means individually, any payment or other sum, and collectively, all payments or other sums, paid to Borrower arising out of a Reimbursement and Payment Right.

“Collateral” means the Properties and all other property or assets of all Borrowers now or hereafter collaterally assigned to Lender as security for the Loan.

“Collateral Assignment of Third Party Sale Agreements” means for all of the Assumed Purchase Agreements, an Assignment of Purchase Contracts and Earnest Money Deposits, in form and content reasonably acceptable to Lender, executed by the applicable Borrower that owns the Property or Phase within a Property being sold.

“Collateral Assignment of Development Documents” means a collateral assignment in form and content reasonably acceptable to Lender, whereby each Borrower assigns to Lender as additional collateral for the Loan all of its right, title and interest in and to any development agreement, disposition and development agreement, owner participation agreement and/or any other existing or future agreements which facilitate the development of, or benefit, a Property (“Development Documents”) and a corresponding consent of the applicable city or other governmental or quasi-governmental agency to the collateral assignment.

“Collateral Assignment of Project Specific Agreements” means one or more Collateral Assignment of Project Specific Agreements, in the form and substance acceptable to Lender, executed (i) by Borrowers in favor of Lender creating a security interest in the Project Specific Agreements and (ii) by any third party whose consent thereto is required to create a valid collateral assignment of such Project Specific Agreement.

“CLDC” means Catellus Land and Development Corporation, a Delaware corporation.

“Closing Date” shall mean: (a) as respects the West Bluffs Property and the Santa Fe Depot Property, the Initial Loan Funding Date, and (b) as respects the Mission Bay Property, the next Business Day after the Initial Loan Funding Date.

“Debt” shall mean, as to any Person, all of such Person’s liabilities, including all indebtedness (recourse and nonrecourse, short term and long term, direct and contingent), all committed and unfunded liabilities and all unfunded liabilities that would appear upon a balance sheet of such Person prepared in accordance with GAAP.

“Deeds of Trust” shall mean the Mission Bay Deed of Trust, as amended by the Parcel N4a Deed of Trust, if applicable, and the Parcel 40 Deed of Trust Amendment, if applicable, the Santa Fe Depot Deed of Trust, the West Bluffs Deed of Trust.

“Deferred Closing Date” means (i) the date upon which Parcel 40 is conveyed to the Mission Bay Borrower under the Purchase and Sale Agreement, as respects Parcel 40, (ii) the date upon which Parcel N4a is conveyed to the Mission Bay Borrower under the Purchase and Sale Agreement, as respects Parcel N4a, and (iii) the date upon which the Santa Fe Depot Property is conveyed to the Santa Fe Depot Borrower under the Purchase and Sale Agreement, as respects the Santa Fe Depot Property.

“Development Management Agreement” shall mean that certain Development Agreement dated of even date herewith, between Borrowers and the Alameda (Bayport) Borrower, as owners, and Development Manager, as manager, concerning the development, management and operations of the Properties and the Alameda (Bayport) Assets by Development Manager.

“Development Manager” shall mean collectively, Catellus Commercial Development Corporation, a Delaware corporation, and Catellus Urban Construction, Inc., a Delaware corporation.

“Entitlements” shall mean all authorizations, approvals, rights, maps, licenses, permits, franchises, certificates, instruments, documents, agreements, variances and other land use entitlements required for the development of a Property in accordance with all applicable Legal Requirements and Specific Property Agreements.

“Environmental Indemnity” shall mean that certain Environmental Indemnity of even date herewith executed by Borrowers in favor of Lender.

“Environmental Laws” shall have the meaning set forth in the Environmental Indemnity.

“Event of Default” shall mean the occurrence of any of the events listed in Section 7.1.

“Final Map” means a final map, including without limitation a lot line adjustment map, reasonably approved by Lender, that when recorded creates a separate legal parcel in compliance with the Subdivision Map Act.

“Financial Statements” shall mean, collectively, a balance sheet as of the end of the applicable fiscal period (including supporting schedules), statements of income and retained earnings for the applicable fiscal period, and a statement of cash flow for the applicable fiscal period.

“Financing Statement” shall mean any one of those certain UCC-1 Financing Statements naming a Borrower or Guarantor as debtor and Lender as secured party and intended to be filed with the Delaware Secretary of State.

“GAAP” shall mean generally accepted accounting principles as in effect on the Initial Loan Funding Date and consistently applied throughout the applicable periods.

“Governmental Authority” shall mean any federal, state or local governments, and all subdivision thereof, including any agency, authority, board, bureau, commission, department or other public body, including any court, administrative tribunal or public utility.

“Gross Sales Proceeds” is defined in the Note.

“Guarantor” means FOCIL Holdings, LLC, a Delaware limited liability company.

“Guaranty” means that certain Guaranty of Recourse Obligations executed by Guarantor in favor of Lender pursuant to which Guarantor guarantees the recourse obligations of the Borrowers under the Loan Documents.

“Hazardous Substances” shall have the meaning set forth in the Environmental Indemnity.

“Impositions” shall mean all taxes, including real and personal property taxes, water and sewer charges, special assessments (including assessments levied by a CFD) and any other similar charges that may be, or become, a lien on a Property.

“Indebtedness” means the Loan Amount, together with all accrued and unpaid interest thereon, interest accrued at the Applicable Interest Rate or the Default Rate (if applicable), Late Charges (if any), the Prepayment Fee (if any) the Exit Fee, and all other obligations and liabilities due or to become due to Lender pursuant to the Loan Documents and all other amounts, sums and expenses paid by or payable to Lender pursuant to the Loan Documents.

“Initial Loan Funding Date” means the day upon which the initial funding of the Loan occurs.

“Lease” shall mean any lease, rental or other occupancy agreement affecting a Property.

“Legal Action” shall mean an action, suit, claim, investigation, proceeding, mediation, reference or arbitration at law or in equity or before or by any Governmental Authority, arbitrator or mediator.

“Legal Requirements” shall mean (a) all decisions, statutes, laws, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any Governmental Authority in any way applicable to, or affecting, an identified Person and/or thing (including one or more of the Properties), (b) an entity’s bylaws and articles of incorporation or partnership, limited partnership, limited liability company, joint venture, trust or other form of business association agreement, and (c) all other Contractual Obligations applicable to, or affecting, such identified Person and/or thing (including the Properties).

“Lender” shall have the meaning assigned to such term in the Preamble, but shall also mean its permitted successors and assigns as the context requires.

“Loan Amount” shall mean Two Hundred Thirty-Four Million Eight Hundred Six Thousand Four Hundred Dollars ($234,806,400.00).

“Loan Commitment Fee” shall mean an amount equal to One Million One Hundred Seventy-Four Thousand Thirty-Two Dollars ($1,174,032.00), which is one-half of one percent (0.5%) of the Loan Amount.

“Loan Documents” means the loan documents described in Section 3 hereof and all other documents, agreements or instruments evidencing, securing or relating to the Loan;

“Maturity Date” is defined in Section 1 of the Note.

“Missing Santa Fe Depot City Consents” is defined in Section 1.5.1 of the Purchase and Sale Agreement.

“Mission Bay Assets” is defined in Recital Paragraph A(i) of the Purchase and Sale Agreement.

“Mission Bay Deed of Trust” means the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith executed by the Mission Bay Borrower in favor of Lender, being recorded in the Official Records of San Francisco County, California, creating a first lien security interest in the Mission Bay Property as amended by the Parcel 40 Deed of Trust Amendment and/or the Parcel N4a Deed of Trust Amendment, if and when recorded as herein provided.

“Note” shall mean that certain Secured Promissory Note of even date herewith in the Loan Amount executed by Borrowers and payable to Lender.

“Option Agreement” mean an option agreement for the sale of a Property or a Phase(s) within a Property a Borrower to a Third Party Purchaser.

“Outside Deferred Closing Date” means (i) as respects Parcel 40, December 31, 2005, or such later date established pursuant to the Purchase and Sale Agreement to allow for the closing of the sale of Parcel 40 to the Mission Bay Borrower, (ii) as respects Parcel N4a, December 15, 2004, or such later date established pursuant to the Purchase and Sale Agreement to allow for the closing of the sale of Parcel N4a to the Mission Bay Borrower, and (iii) as respects the Santa Fe Depot Property, June 30, 2005, or such later date established pursuant to the Purchase and Sale Agreement to allow for the closing of the sale of the Santa Fe Depot Property to the Santa Fe Depot Borrower.

“Outstanding Balance” shall mean the outstanding principal balance of the Loan as of a certain date.

“Parcel 40 Deed of Trust Amendment” means an amendment to the Mission Bay Deed of Trust, adding Parcel 40 as additional collateral secured by the Mission Bay Deed of Trust, together with such other terms as Lender deems reasonably necessary to create, perfect and protect Lender’s security interest in Parcel 40.

“Parcel 40 Transfer Conditions” is defined in Section 1.3.3 of the Purchase and Sale Agreement and includes the recordation of the “Parcel 40 Lot Line Adjustment” as defined in Section 1.3.1 of the Purchase and Sale Agreement.

“Parcel N4a Deed of Trust Amendment” means an amendment to the Mission Bay Deed of Trust, adding Parcel N4a as additional collateral secured by the Mission Bay Deed of Trust, together with such other terms as Lender deems reasonably necessary to create, perfect and protect Lender’s security interest in Parcel N4a.

“Parcel N4a Transfer Conditions” is defined in the Purchase and Sale Agreement and includes the recordation of a final map for Parcel N4a as required under the Purchase and Sale Agreement.

“Person” shall mean a natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other business association or any Governmental Authority.

“Phase” shall mean one or more legal and separate lot/parcels under the California Subdivision Map Act (California Government Code Sections 66410-66499.37) (“Subdivision Map Act”) and a separate parcel for tax assessment purposes, created pursuant to a Final Map.

“Potential Default” means any condition or event that could, with the lapse of time or the giving of notice thereof by Lender, constitute an Event of Default.

“Project Specific Agreements” are those agreements, instruments and documents described on Exhibit F hereto.

“Properties” means collectively, the Mission Bay Property, the Oceanside Property, the Santa Fe Depot Property, the West Bluffs Property, Parcel N4a and Parcel 40.

“Purchase and Sale Agreement” shall mean that certain Purchase Agreement dated of even date herewith, executed by Guarantor, as buyer, and CLDC and the other “Sellers” named therein pursuant to which Borrowers are acquiring the Properties and the Alameda (Bayside) Borrower is acquiring the Alameda (Bayside) Assets, as assigned from Guarantor to Borrowers and the Alameda (Bayside) Borrower pursuant to a written assignment dated of even date herewith.

“Reimbursement and Payment Right(s)” means, individually, any right, and collectively, all rights, a Borrower possesses to receive the following whether now or hereafter existing: tax increment; proceeds from tax increment; proceeds from TIF bonds; proceeds of CFD bonds, special taxes, performance bond reimbursements, credits, reimbursements or other direct or indirect payments from any community facility district or similar body (“CFD”), or any other governmental or quasi-governmental authority (or any payments in lieu thereof from any person or entity), including without limitation the payments to be made under or pursuant to the “Development Documents” (as defined in the Collateral Assignment of Development Documents); and liquidated or other damage payments paid by a purchaser under any Third Party Sale Agreement.

“Release Price” means, with respect to a Property or a Phase within a Property that Borrowers request to be released from the lien of a Deed of Trust, the amount required to be paid to Lender as a condition to such release, which amount shall equal the amount set forth on Exhibit C.

“Release Price Payment” means the payment of the Release Price to Lender.

“Release Price Percentage” means seventy percent (70%), except after the Sale of all of the West Bluffs Property, sixty percent (60%).

“Repayment” shall mean Borrowers’ payment of the Loan and all other Indebtedness and all obligations of Borrower under the Loan Documents (other than the Environmental Indemnity).

“Santa Fe Depot Assets” is defined in Recital Paragraph A(iii) of the Purchase and Sale Agreement.

“Santa Fe Depot Deed of Trust” means the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing to be executed on the Closing Date by the Santa Fe Depot Borrower in favor of Lender, and recorded in the Official Records of San Diego County, California, creating a first lien security interest in the Santa Fe Depot Property concurrently with the transfer of the Santa Fe Depot Property to the Santa Fe Depot Borrower under the Purchase and Sale Agreement on the Deferred Closing Date.

“Santa Fe Depot Transfer Conditions” is defined in Section 1.5.3 of the Purchase and Sale Agreement.

“Sale Agreement” shall mean a purchase and sale agreement for the sale of a Property or a Phase(s) within a Property by a Borrower to a Third Party Purchaser.

“Sale” means the transfer, conveyance, assignment or sale of a Property or a, Phase(s) within a Property or pursuant to a Third Party Sale Agreement.

“Sellers” means the parties identified as “Sellers” in the Purchase and Sale Agreement.

“Security Documents” shall mean the documents described in Section 2.3.

“Sole Member” means Guarantor, which is the sole member of each Borrower who has been approved by Lender.

“Special Purpose Bankruptcy Remote Entity” is defined in Exhibit G.

“Third Party Purchaser” means a Person that is not affiliated or related to a Borrower or the Guarantor in any way.

“Third Party Sale Agreement” means any one or more of an Assumed Purchase Agreement, a Sale Agreement and/or an Option Agreement.

“Title Company” means First American Title Insurance Company.

“Title Policy” means a title insurance policy in the form of an American Land Title Association Loan Policy-1970 extended coverage (without revision, modification or amendment) issued by Title Company to Lender for each Property with a liability limit equal to that portion of the Loan Amount allocated to each Property as specified on Exhibit D, with exceptions approved by Lender and including such endorsements (including without limitation tie in and first loss endorsements) and other affirmative coverage required by Lender and including such endorsements as are needed to add Parcel 40 to the insured estate covered under the Title Policy to be issued for the Mission Bay Property on the Deferred Closing Date, provided that Lender shall not require reinsurance.

“West Bluffs Assets” is defined in Recital Paragraph A(ii) of the Purchase and Sale Agreement.

“West Bluffs Deed of Trust” means the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith executed by the West Bluffs Borrower in favor of Lender, being recorded in the Official Records of Los Angeles County, California, creating a first lien security interest in the West Bluffs Property.

1.2 Conflict. Except as provided to the contrary in any of the other Loan Documents, in the event of any conflict between any provision of this Agreement and any provision of the other Loan Documents, the provision of this Agreement shall control.

1.3 Severability. The unenforceability or invalidity of any provision of this Agreement as to any Person or circumstance shall not render that provision unenforceable or invalid as to any other Persons or circumstance, and all provisions hereof, in all other respects, shall remain valid and enforceable to the fullest extent permitted by law.

1.4 Preparation. This Agreement has been prepared by Lender and its professional advisors and reviewed by Borrowers and its professional advisors. Borrowers, Lender and their respective advisors believe that this Agreement is the product of all of their efforts, that it expresses their agreement and that it should not be interpreted in favor of, or against, either Borrowers or Lender. The parties further agree that this Agreement will be construed to effectuate the normal and reasonable expectations of sophisticated borrowers and lenders.

1.5 Use of Certain Words. As used in this Agreement, (a) the words “include,” “includes” and “including” and words of similar import shall be construed as if followed by the words “without limitation” (b) the words “hereof,” “herein” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provisions of this Agreement; (c) pronouns shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa; and (d) the word “day” shall mean a calendar day unless stated to be a Business Day.

1.6 References. Except as provided herein to the contrary, references to any “Section” or “Exhibit” herein are to the sections and exhibits of this Agreement. References to any agreement or other document defined herein are to such agreement or documents as amended, restated, supplemented or otherwise modified. References to any statutory section or act herein are to such section or act as amended and/or recodified as well as to any successor statues thereto.

1.7 Discretion. If Lender is provided with an option (e.g., “Lender may”) or other discretionary right to act hereunder (e.g., to elect, approve, require or determine), Lender shall not be obligated to take any action with respect thereto or may exercise such option or take such action, without an unreasonable delay in doing so, in its sole and absolute discretion, unless provided otherwise, in which case Lender shall act reasonably, promptly (i.e., without unreasonable delay) and without imposing unnecessary or unreasonable conditions. Furthermore, any approval or consent of Lender required herein must be obtained prior to the act for which Lender’s approval or consent is required, and Lender’s decision to grant or withhold such approval or consent shall be narrowly construed to cover only the matters identified therein.

1.8 Incorporation. The preamble and recitals of, and the exhibits attached to, this Agreement are hereby incorporated into, and made a part of, this Agreement.

1.9 Titles and Headings. The titles and headings of the sections and exhibits of this Agreement are intended for the convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

1.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflict of laws principles.

1.11 Time. Subject to the remainder of this Section 1.11, time is of the essence with respect to this Agreement and the performance of each obligation contained herein. Wherever the time for performance of any obligation hereunder or if, pursuant to this Agreement, a party must act by a particular time, or an act is effective only if done by a particular time, and the last date for the performance of such obligation or the doing or effectiveness of such act falls on a day other than a Business Day, the time for the performance of such obligation or the doing or effectiveness of such act shall be extended to the next succeeding Business Day. The first day shall be excluded and the last day shall be included when computing the time in which an obligation is to be performed or an act is to be done under this Agreement. Except as provided herein to the contrary, all time periods shall end at 5:00 p.m., California time. Lender shall not unreasonably delay (or withhold) its response when Borrowers are required or desire to obtain Lender’s approval or consent hereunder.

2. THE LOAN. Subject to the provisions of this Agreement, Lender agrees to lend to Borrowers, and Borrowers agree to borrow from Lender, the Loan Amount.

2.1 Loan. Proceeds of the Loan that have been repaid may not be re-borrowed. In the event all of the conditions set forth or referenced in Section 3 have been satisfied by Borrower or waived by Lender, then Lender shall disburse, on the Initial Loan Funding Date, that portion of the Loan Amount to the Title Company for the account of the West Bluffs Borrower and the Santa Fe Depot Borrower to be used for the payment of eighty percent (80%) of the purchase price due and payable to “Sellers” named under the Purchase and Sale Agreement for the acquisition of the West Bluffs Property and the Santa Fe Depot Property (the remainder being funded by Borrower’s Equity for the West Bluffs Property and Santa Fe Depot Property). On the next Business Day, Lender shall disburse that portion of the Loan Amount to the Title Company for the account of the Mission Bay Borrower to be used for the payment of eighty percent (80%) of the purchase price due and payable to “Sellers” named under the Purchase and Sale Agreement for the acquisition of the Mission Bay Property (the remainder being funded by Borrower’s Equity for the Mission Bay Property). The Note shall evidence amounts outstanding under the Loan, and disbursements of proceeds of the Loan shall be charged and funded under the Note and secured by the Security Documents. The Loan shall be due and payable in full on the Maturity Date.

2.2 Payments; Prepayment. All payments required to be made by Borrower to Lender under the Loan Documents, shall be made in lawful money of the United States of America to Lender as directed in the Note, or such other place that Lender may designate, in same day funds, not later than 2:00 p.m. California time on the date such payment is due. Borrower shall have the right to prepay the Loan in accordance with the terms of the Note.

2.3 Security. Repayment shall be secured by the following:

2.3.1 The Deeds of Trust, when recorded in the applicable Official Records, which create a first priority lien on the Properties and perfect a first priority security interest on any fixtures with each of the Deeds of Trust being cross collateralized and cross defaulted with the other Deeds of Trust;

2.3.2 A Financing Statement for each Borrower filed with the Delaware Secretary of State and perfecting a first priority security interest in so much of Borrowers’ personal property as a security interest is granted and/or created under the Loan Documents;

2.3.3 A separate Collateral Assignment of Development Documents creating a first lien security interest in the Development Documents for each Property, if applicable;

2.3.4 A separate Collateral Assignment of Third Party Sale Agreements, collaterally assigning to Lender a security interest in each of the Assumed Purchase Agreements and in any Third Party Sale Agreement entered into after the applicable Closing Date and in any deposits held in the escrows under such agreements;

2.3.5 The Guaranty;

2.3.6 The Collateral Assignment of Project Specific Agreements and Consents thereto, as applicable to the extent required by Lender; and

2.3.7 Such other security documents that Lender may reasonably request.

2.4 Borrowers’ Equity. Borrowers shall furnish equity in the amount of the Borrower’s Equity, which amount shall be funded in cash or other readily available funds and used towards the payment of the purchase price for the Properties as required under the Purchase and Sale Agreement.

2.5 Costs, Fees and Expenses.

2.5.1 On the Initial Loan Funding Date, Borrowers shall pay to Lender so much of the Loan Commitment Fee as has not previously been paid by Borrower to Lender;

2.5.2 On the Closing Date, Borrowers shall pay to Lender an amount equal to all Loan Expenses pursuant and subject to the limitations on Borrowers obligations to pay the same in accordance with Section 5.3 of the Purchase and Sale Agreement. The parties acknowledge and agree that the terms “Closing Costs” as used in the Purchase and Sale Agreement includes all Loan Expenses. If the Closing Costs exceed “Buyer’s Share of Closing Costs” (as defined in the Purchase and Sale Agreement), then Lender shall arrange for the payment (and the allocation between Lender and the Sellers under the Purchase and Sale Agreement) of such excess costs pursuant to a separate agreement between Lender and such Sellers. As used herein, “Loan Expenses” means: (i) all survey charges for the surveys obtained by Borrowers in connection with its acquisition of the Properties that are to be certified to Lender, recording and registration fees and charges; (ii) all documentary stamp and other taxes and charges imposed by law on the issuance or recording of any of the Loan Documents; and (iii) all title premiums for the Title Policy (and related endorsements);

2.5.3 To the extent not paid pursuant to Section 2.5.2, Borrower shall, within ten (10) days after written demand, pay to Lender all customary and reasonable costs, fees (including appraisal and attorneys’ fees) and expenses paid or incurred by Lender in connection with the Loan, including any costs, fees and expenses incurred in connection with the preparation and negotiation of any modification or “workout” of the Loan, the perfection, protection, exercise or enforcement of the rights of Lender under the Loan Documents and the fees of any consultant hired by Lender as permitted herein. The Security Documents shall secure any costs, fees and expenses expended by Lender. The obligations of Borrowers under this Section 2.5.3 shall survive the reconveyance of the Deeds of Trust and release of the other Collateral.

3. CONDITIONS PRECEDENT. Notwithstanding the execution of this Agreement by Lender, the obligation to make the Loan, is conditioned upon (a) Borrower’s satisfaction, or Lender’s waiver, of the conditions set forth in Exhibit E; (b) Title Company’s unconditional and irrevocable commitment to issue the Title Policies; and (c) Lender’s receipt of the following documents, together with such other documents as Lender may reasonably require:

3.1 This Agreement;

3.2 The Note;

3.3 The Mission Bay Deed of Trust and the West Bluffs Deed of Trust, which will be recorded on the applicable Closing Date for the Mission Bay Property and West Bluffs Property, respectively, and the Santa Fe Depot Deed of Trust which will be held in escrow until the Deferred Closing Date for the sale of the Santa Fe Depot Assets as herein provided;

3.4 The Guaranty;

3.5 The Financing Statements;

3.6 A Collateral Assignment of Third Party Sale Agreements for each of the Third Party Sale Agreements in existence on the applicable Closing Date;

3.7 The Environmental Indemnity;

3.8 Originals of all “Consents” from any third party in connection with the collateral assignment of the Assumed Purchase Agreements, the Development

Documents (as defined in the Collateral Assignments of Development Documents) to the extent any such third party consent is required for the creation or perfection of the security interests in the Collateral contemplated herein or in the Loan Documents except for the Missing Santa Fe Depot Consents and any other “Consent” listed on the Disclosure Schedule delivered by Sellers pursuant to the Purchase and Sale Agreement; and

3.9 Taxpayer Identification Number Forms for each Borrower.

4. INSURANCE. Each Borrower shall obtain and maintain the insurance required under the Deeds of Trust.

5. REPRESENTATIONS AND WARRANTIES.

5.1 Consideration. As an inducement to Lender to execute this Agreement and to make the Loan, each Borrower represents and warrants to Lender that all of the statements set forth in this Section 5 are, and will be, correct and complete in all material respects as of the applicable Closing Date and shall survive through and including the Maturity Date.

5.2 Organization, Powers and Good Standing.

5.2.1 Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is registered to do business in and is in good standing under the laws of the State of California. Each Borrower has all requisite limited liability company power and limited liability company authority, rights and franchises to own and operate its properties (including the Property), to carry on its businesses as now conducted and as proposed to be conducted, and to enter into and perform its obligations under the Loan Documents executed by such Borrower. The address of Borrower’s chief executive office and principal place of business is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 1325, San Francisco, California 94111, Attention: Richard B. Fried.

5.2.2 Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Guarantor has all requisite limited liability company power and limited liability company authority, rights and franchises to own and operate its properties, to carry on its businesses as now conducted and as proposed to be conducted, and to enter into and perform its obligations under the Loan Documents executed by Guarantor.

5.3 Filings.

5.3.1 Each Borrower and Guarantor has made all filings in each jurisdiction in which the character of the property it owns or the nature of the business it transacts makes such filings necessary or where the failure to make such filings could have a materially adverse effect on the business, operations, assets, condition (financial or otherwise) or prospects of Borrowers or Guarantor, as applicable.

5.4 Non-Foreign Status. No Borrower is a “foreign corporation,” “foreign partnership,” “foreign trust,” or “foreign estate,” as those terms are defined in the Revenue Code and the regulations promulgated thereunder.

5.5 Authorization of Loan Documents. The execution, delivery and performance by Borrowers and Guarantor of the Loan Documents executed by Borrowers or Guarantor, as applicable, have been duly authorized by all necessary action.

5.6 No Conflict. The execution, delivery and performance by Borrowers of the Loan Documents executed by Borrowers and Guarantor, as applicable, will not (a) violate the operating agreements of each Borrower or Guarantor; (b) to Borrower’s knowledge, violate any Legal Requirement applicable to Borrowers or Guarantor, or any of their respective properties (including the Collateral); and (c) result in or require the creation (except as contemplated by the Loan Documents) of any lien on, or security interest in, any of Borrowers’ properties.

5.7 Approval. No approvals, authorizations or consents, except those that have been obtained, are required for the due execution, delivery and performance by Borrowers and Guarantor of the Loan Documents executed by Borrowers and Guarantor, as applicable except as set forth in the Disclosure Schedule delivered on the applicable Closing Date by Sellers under the Purchase and Sale Agreement.

5.8 Binding Obligations. The Loan Documents executed by Borrowers and Guarantor have been duly executed and delivered by, or on behalf of, Borrowers and Guarantor, respectively, and are legally valid and binding obligations of Borrowers and Guarantor, enforceable against Borrowers and Guarantor in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

5.9 Litigation; Adverse Facts. There is no Legal Action pending or, to the knowledge of Borrowers, threatened by, against or otherwise affecting Borrowers or Guarantor (other than the Retained Litigation or Assumed Litigation, as such terms are defined in the Purchase and Sale Agreement): (a) that, if adversely determined against Borrowers or Guarantor could materially adversely affect the ability of Borrowers or Guarantor to perform its obligations under the Loan Documents; or (b) questioning the validity or the enforceability of the Loan Documents. There is no basis known to Borrowers for any such Legal Action. To the best knowledge of Borrowers, neither Borrowers or Guarantor are in violation of any Legal Requirement applicable to it.

5.10 Title to Properties; Liens. Each Borrower and Guarantor has good, sufficient and legal title to all properties and assets reflected in its most recent balance sheet delivered to Lender, except for assets disposed of after the date of such balance sheet as to which the appropriate Release Price shall have been paid to Lender.

5.11 Payment of Taxes. All tax returns and reports of Borrowers and Guarantor required to be filed have been timely filed, and all taxes, fees and other charges that are due and payable to Governmental Authorities by Borrowers or Guarantor in connection with its assets, income and franchises, have been paid prior to delinquency.

5.12 Securities Activities. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” (as defined within Regulations T and U of the Board of Governors of the Federal Reserve System), and none of the value of such Borrower’s assets consists of such margin stock. No part of the Loan will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X of the Board of Governors.

5.13 Government Regulations. No Borrower is subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or any other federal or state statute or regulation limiting its ability to incur Debt.

5.14 Rights to Project Specific Agreements. Borrowers are the owner of all rights acquired from Sellers in and to all existing Project Specific Agreements. Borrowers’ interest in the Project Specific Agreements is not, and will not be, subject to any claim (other than under the Loan Documents), set-off or deduction other than in the ordinary course of business.

5.15 Intentionally omitted.

5.16 Financial Condition. Each Borrower and Guarantor is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding has been initiated with respect to any Borrower under the Bankruptcy Code or any other similar state or federal law. Each Borrower has received reasonably equivalent value for the granting of the security interests created and perfected pursuant to the Security Documents, and the granting of such security interests does not constitute a fraudulent conveyance.

5.17 Personal Property. Borrowers are now, and shall continue to be, the owner of all “Personal Property” (as defined in each Deed of Trust) acquired from Sellers free from any lien, security interest or adverse claim of any kind whatsoever, except for liens or security interests in favor of Lender, or otherwise approved by Lender, including, without limitation, pursuant to Section 6.16 hereof.

5.18 Intentionally Omitted.

5.19 Borrower’s Knowledge. For purposes of the Loan Documents, the phrase “to Borrower’s knowledge”, or similar words (such as “to the best of Borrower’s knowledge”) shall mean the current actual knowledge of Seth Hamalian and/or Richard Fried, without any duty of investigation or inquiry of any other person.

5.20 Limitation of Borrower Liability. Notwithstanding anything to the contrary contained in the Loan Documents, Borrowers shall not be liable to Lender for any loss or damage to Lender as a result of a breach of the representations and warranties contained in this Section 5 if such representation or warranty was actually known to be inaccurate by Lender as of the date of this Agreement.

6. COVENANTS.

6.1 Consideration. As an inducement to Lender to execute this Agreement and to make the Loan, Borrowers covenants for the benefit of Lender as set forth in this Section 6, which covenants shall remain in effect, except as provided herein to the contrary, until the Outstanding Balance of the Loan has been repaid in full.

6.2 Third Party Sale Agreements. Borrowers will not grant a security interest in any of the Third Party Sale Agreements other than to Lender. Borrowers will perform and discharge in all material respects all of its obligations under the Third Party Sale Agreements and shall provide Lender with a copy of any notice of default received by a Borrower thereunder; provided, however, a Borrower may, subject to Lender’s prior written consent (which may be given, conditioned or withheld in Lender’s sole and absolute discretion), elect not to perform one or more obligations under a Third Party Sale Agreement.

6.3 Development Management Agreements. Borrowers will not grant a security interest in the Development Management Agreement other than to Lender. Borrowers will perform and discharge in all material respects all of its obligations under the Development Management Agreement.

6.4 Project Specific Agreements. Borrowers will not grant a security interest in any of the Project Specific Agreements other than to Lender. Borrowers will perform and discharge in all material respects all of its obligations under the Project Specific Agreements and shall provide Lender with a copy of any notice of default received by a Borrower thereunder.

6.5 No Possession. Borrowers will not permit any receiver, trustee or assignee for the benefit of creditors of Borrowers to be appointed to take possession of the any of the Collateral.

6.6 Protection of Lien. Except for the liens referenced in the Title Policy and the liens expressly permitted elsewhere in the Loan Documents including under Section 6.16 of this Agreement, Borrowers will maintain each lien created by the applicable Deed of Trust as a valid first priority lien on the applicable Properties.

6.7 Compliance with Legal Requirements. Borrowers will comply in all material respects with all Legal Requirements applicable to it and the Properties and will provide Lender with a report of any search received by any Borrower and performed by a Governmental Authority for violations of such Legal Requirements.

6.8 Personal Property. Except as permitted pursuant to Section 6.16, Borrowers will not incorporate any materials, equipment or fixtures into the Properties that are subject to any instrument, document or agreement wherein the right is reserved to any Person to remove or repossess any such materials, equipment or fixtures, or whereby title to the same is not vested in Borrowers at the time of installation, and Borrowers will, upon written demand, deliver to Lender all instruments, documents and agreements pursuant to which Borrowers claims title to any such materials, equipment or fixtures incorporated into any of the Properties.

6.9 Special Districts. Except for the existing CFDs and any CFD contemplated by, and consistent with, any Property Specific Agreement approved by Lender, Borrowers shall notify Lender of any intent or proposal to include a Property in a CFD, and, unless approved of by Lender as provided in this Section 6.10, shall object to the inclusion of the Property therein; provided, however, that Borrower shall not object to, and shall vote for, the inclusion of the Property in a CFD contemplated by, and consistent with, any Property Specific Agreement approved by Lender. Lender shall also have the right to file, in the name of Borrower or otherwise, a written objection to the inclusion of the Property in any such CFD, and to appear at, and participate in, any hearing with respect to the formation of any such CFD.

6.10 Taxes; Contest Rights. Each Borrower shall pay or discharge all lawful claims, including Impositions and other taxes, assessments and governmental charges or levies imposed on such Borrower or its assets (including the Property), prior to the date upon which penalties attach thereto, and shall submit evidence to Lender confirming the payment of the same; provided, however, that Borrower may, in good faith, contest any such claims by appropriate Legal Action so long as:

6.10.1 Borrowers have a reasonable basis for such contest;

6.10.2 Borrowers pay, prior to the date any interest or penalties will attach thereto, any portion of such claims that Borrowers does not contest;

6.10.3 Borrowers’ contest will not result in, or pose any risk of, the seizure, sale or imposition of a lien on any Property;

6.10.4 Borrowers delivers to Lender a bond or other security as Lender may reasonably require in connection with such contest;

6.10.5 Borrowers prosecute such contest with due diligence; and

6.10.6 Borrowers pay, prior to the date any interest or penalties will attach thereto, the amount of the disputed claim that is determined to be due and owing by any Borrower (if not bonded or secured pursuant to Section 6.11.4).

In the event Borrowers do not prevail in any such contest and make any payment required to be made pursuant to this Section 6.11, Lender may draw or realize upon any bond or other security delivered to Lender in connection with the contest by Borrower, in order to make such payment.

6.11 Financial Statements and Reports.

6.11.1 Borrowers shall provide Lender with the following with respect to each Borrower:

6.11.1.1 Tax returns for each fiscal year of a Borrower, as soon as available, and in any event within thirty (30) days after the date such returns are filed; and

6.11.1.2 Financial Statements for each fiscal year of each Borrower, as soon as available, and in any event within ninety (90) days after the end of each such fiscal year, which shall be (a) prepared in reasonable detail in accordance with GAAP (on an accrual basis), provided that such financial statements need not be audited, and (b) signed and certified as correct and complete by each Borrower.

At Lender’s request, Borrowers will provide Lender with a copy of any and all reports relating to any of the Properties received by Borrowers from the Development Manager or any other party.

6.12 Further Assurances. Borrowers shall execute and deliver, promptly after Borrower’s receipt of any written request therefor by Lender, all instruments, documents and agreements, and shall take such other action that Lender reasonably determines is necessary, to maintain, perfect or insure Lender’s security interest in the security provided for the Loan, including the execution of such modifications to the Loan Documents and the delivery of such endorsements to the Title Policy as Lender shall require, and Borrowers shall pay all costs, fees (including attorneys’ fees) and expenses related thereto. Promptly upon the request of Lender, Borrowers shall execute and deliver a certification of non-foreign status under Revenue Code Section 1445. Furthermore, Borrower authorizes Lender to file any financing statements and financing statement changes, renewals and continuations to perfect Lender’s security interest in the security provided for herein and in the other Loan Documents.

6.13 Notices. Borrowers shall promptly give Lender notice of the following:

6.13.1 Unless previously delivered to Lender prior to the date hereof, any written notice of an impending, or actual, lien, levy, attachment or restraint made or filed against a Property, or any receiver, trustee or assignee for the benefit of creditors appointed to take possession of a Property;

6.13.2 Unless previously known to Lender prior to the date hereof, any Legal Action that is instituted by or against a Borrower;

6.13.3 Unless previously known to Lender prior to the date hereof, any material default on the part of any Borrower under the Project Specific Agreements, the Assumed Purchase Agreements, any Sale Agreement or Option Agreement, which notice shall include a copy of each notice of default received from any other party thereto;

6.13.4 Any change, or contemplated change, in (a) the location of any Borrower’s principal place of business, (b) the legal, trade or fictitious business names used by a Borrower, or (c) the purpose or business of any Borrower.

6.14 Maintenance of Existence. Each Borrower will (a) maintain and preserve its existence and all rights, franchises and licenses material to its business or necessary for the Properties; (b) maintain its assets in good order and repair; (c) conduct its business in an orderly manner without voluntary interruption; and (d) maintain its chief executive office and principal place of business in the State of California.

6.15 Third Party Debt. Borrowers shall not, without Lender’s consent, incur, or become liable for, any Debt, whether secured or unsecured, in favor of any Person, other than (a) the Loan; (b) trade debt incurred in the ordinary course of a Borrower’s business in connection with the Properties, including any guaranties, bonding, letters of credit and indemnities incurred in the ordinary course of owning, developing, constructing and operating, marketing and selling the Properties all of which shall be subordinate to Borrowers’ payment obligations under the Loan Documents; (c) Impositions; (d) the CFD Bonds or any debt presently existing or presently contemplated under the OPAs (as defined in the Collateral Assignment of Development Documents); (e) Debt of the direct or indirect members of the Sole Member so long as such Debt is not assumed or guaranteed by any of the Borrowers; (h) Debt that may be incurred under any Permitted Encumbrance (as defined in the Deeds of Trust); and (i) such other exceptions as Borrowers may request subject to Lender’s approval in its sole and absolute discretion (provided that if Development Manager, but not any successor to Development Manager, recommends to a Borrower that it incur additional Debt, then Lender’s approval to the same shall not be unreasonably withheld).

6.16 Property Debt. Except in connection with the lien of the Deeds of Trust, the Financing Statements, the liens set forth in each Title Policy, Impositions, the liens for CFDs, the Properties shall not be security or collateral, be encumbered by any mortgage or deed of trust or otherwise hypothecated for any Debt in favor of any Person, except as Borrowers may otherwise request from Lender and subject to Lender’s approval in its sole and absolute discretion.

6.17 Payment of Debt. Borrowers will:

6.17.1 Duly and promptly cause to be paid prior to delinquency all principal of and interest on any Debt of Borrowers,

6.17.2 Comply with, and perform, in all material respects all provisions of the instruments, documents and agreements evidencing or securing such Debt,

6.17.3 Promptly inform Lender of any default, or anticipated default, under any such instrument, document or agreement, and

6.17.4 Forward to Lender a copy of any notice of default or notice of any event that might result in a default under any such instrument, document or agreement, including liens encumbering a Property that have been subordinated to the Deed of Trust (regardless of whether or not permitted under this Agreement).

Notwithstanding the foregoing, Borrowers shall have the right to contest any default or anticipated default described in Section 6.17.3 in accordance with all applicable requirements of Section 6.10; provided that no bonding or security for an anticipated default shall be required prior to receipt of a default notice.

6.18 Leases. Borrowers shall not enter into any Lease or amend or terminate any existing Leases, without the prior written consent of Lender, which consent shall not be unreasonably withheld, provided that Lender’s consent shall not be required to amend or terminate any Lease that affects all or any portion of any Property that is the subject of a Third Party Sale Agreement.

6.19 Intentionally Omitted.

6.20 CFD-Other Payments. Borrowers shall not accept any CFD-Other Payment without the concurrent payment directly to Lender of the applicable CFD-Other Loan Payment (as defined in the Note).

6.21 Modification of Certain Documents. Without Lender’s prior written approval, Borrowers shall not hypothecate the Project Specific Agreements. Borrowers shall promptly provide Lender with a copy of all documents evidencing any modification or amendment of any Project Specific Agreement and/or any Third Party Sale Agreement.

6.22 Legal Actions. If any Legal Action is commenced against or affecting Borrowers or the assets of Borrowers, Borrowers shall diligently and in good faith defend the same.

6.23 Access to Books and Records. Borrowers shall give any representative of Lender access, upon reasonable prior notice and during business hours, to, and permit such representative to examine, copy or make excerpts from, its properties, books and records. Borrowers will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrowers shall keep and maintain full and accurate accounts and records of its operations with respect to the Loan according to sound accounting practices for its type of business. In furtherance of the foregoing, Borrowers represent to Lender that they have authorized and do hereby authorize Development Manager to give Lender access to all such books and records between Borrowers and Development Manager, and Lender agrees that, during the term of the Development Management Agreement, Lender shall be deemed to have notice of all information contained in such books and records.

6.24 Special Purpose Bankruptcy Remote Entity. Borrowers and the Guarantor shall at all times be a Special Purpose Bankruptcy Remote Entity. Borrowers shall not directly or indirectly make any change, amendment, or modification to its respective organizational documents or otherwise take any action which would result in a Borrower or the Guarantor not being a Special Remote Bankruptcy Remote Entity.

6.25 Parcel 40. Borrower and Lender agree as follows with respect to Parcel 40:

6.25.1 Borrowers shall cooperate with Sellers and Development Manager in satisfying the Parcel 40 Transfer Conditions and shall perform all of their obligations under the Purchase and Sale Agreement relating to Parcel 40 (if any).

6.25.2 On or before the Deferred Closing Date as respects Parcel 40, Borrowers shall execute and deliver to Lender all other Loan Documents reasonably required in order to create and perfect Lender’s security interest in Parcel 40 and the documents relating to Parcel 40 that were not conveyed to the Mission Bay Borrower on the applicable Closing Date, including without limitation, the Parcel 40 Amendment to Deed of Trust, and a Collateral Assignment of Development Documents to the extent the Collateral Assignment of Development Documents delivered on the applicable Closing Date for the Mission Bay Property does not already cover Parcel 40.

6.25.3 Borrowers shall cooperate with Lender in causing the Title Company to issue such endorsements to the Title Policy for the Mission Bay Deed of Trust as Lender deems reasonably necessary in order to add Parcel 40 to the estate insured thereunder.

6.25.4 Borrowers shall furnish to Lender a survey for Parcel 40 prepared in accordance with Lender’s survey requirements either at the applicable Closing Date or on or before the Deferred Closing Date as respects Parcel 40.

6.25.5 If requested by Lender, Borrowers shall deliver an opinion from counsel to each Borrower concerning the due formation and authority of the Mission Bay Borrower and the due execution and delivery and enforceability of the Parcel 40 Deed of Trust Amendment and any other Loan Documents executed and delivered by Borrowers on the Deferred Closing Date in connection with Parcel 40.

6.25.6 Borrowers shall deliver certificates of insurance evidencing that the policies of insurance required under Section 4 of the Mission Bay Deed of Trust have been modified to cover Parcel 40.

6.25.7 If requested by Lender, Borrowers shall cause the Guarantor to reaffirm in writing its obligations under the Guaranty.

6.25.8 In the event the Deferred Closing has not occurred by the Outside Deferred Closing Date for Parcel 40 and Borrowers are entitled to a refund from Sellers of the purchase price allocable to Parcel 40 under the Purchase and Sale Agreement, then Borrower will direct and authorize Sellers to pay directly to Lender for application to the Outstanding Balance of the Loan an amount equal to that portion of the Loan that is allocable to Parcel 40 set forth on Exhibit D hereto.

6.26 Santa Fe Depot Assets. Borrower and Lender agree as follows with respect to the Santa Fe Depot Property:

6.26.1 The Santa Fe Depot Borrower shall cooperate with Sellers and Development Manager in satisfying the Santa Fe Depot Transfer Conditions, including without limitation, receipt of the Missing Santa Fe Depot Consents and shall perform all of its obligations under the Purchase and Sale Agreement relating to the Santa Fe Depot Assets (if any).

6.26.2 On or before the Deferred Closing Date as respects the Santa Fe Depot Property, Borrowers shall have executed and delivered to Lender all other Loan Documents reasonably required in order to create and perfect Lender’s security interest in the Santa Fe Depot Assets, including without limitation, the Santa Fe Depot Deed of Trust, and a Collateral Assignment of Development Documents for the Santa Fe Depot Development Documents, each in form and content acceptable to Lender and hereby authorized Lender to file on the Deferred Closing Date with the Delaware Secretary of State a UCC-1 Financing Statement for the Santa Fe Depot Borrower, perfecting Lender’s security interest in all of the Santa Fe Depot Assets that are capable of being perfected by filing a financing statement.

6.26.3 Borrowers shall cooperate with Lender in causing the Santa Fe Depot Deed of Trust and Collateral Assignment of Development Agreement to be recorded in the Official Records of San Diego County, California. and in causing the Title Company to issue the Title Policy for the Santa Fe Depot Deed of Trust, insuring in favor of Lender a first lien security interest in the Santa Fe Depot Property.

6.26.4 To the extent not covered by the opinions delivered on the applicable Closing Date, and if requested by Lender, Borrowers shall deliver an opinion from counsel to each Borrower concerning the due formation and authority of the Santa Fe Depot Borrower and the due execution and delivery and enforceability of the Santa Fe Depot Deed of Trust, the Collateral Assignment of Development Documents for the Santa Fe Development Documents and any other Loan Documents executed and delivered by the Santa Fe Depot Borrower either on the applicable Closing Date or on the Deferred Closing Date in connection with the Santa Fe Depot Property.

6.26.5 Borrowers shall deliver certificates of insurance evidencing that the policies of insurance required under Section 4 of the Santa Fe Depot Deed of Trust have been issued.

6.26.6 If requested by Lender, Borrowers shall cause the Guarantor to reaffirm in writing its obligations under the Guaranty.

6.26.7 In the event the Deferred Closing has not occurred by the applicable Outside Deferred Closing Date for the Santa Fe Depot Property and the Santa Fe Depot Borrower is entitled to a refund from the applicable Sellers of the purchase price allocable to the Santa Fe Depot Property under the Purchase and Sale Agreement, then Borrowers will direct and authorize Sellers to pay directly to Lender for application to the Outstanding Balance of the Loan an amount equal to that portion of the Loan that is allocable to the Santa Fe Depot Property set forth on Exhibit D hereto.

6.27 Parcel N4a. Borrower and Lender agree as follows with respect to Parcel N4a:

6.27.1 Borrowers shall cooperate with Sellers and Development Manager in satisfying the Parcel N4a Transfer Conditions and shall perform all of their obligations under the Purchase and Sale Agreement relating to Parcel N4a (if any).

6.27.2 On or before the Deferred Closing Date as respects Parcel N4a, Borrowers shall execute and deliver to Lender all other Loan Documents reasonably required in order to create and perfect Lender’s security interest in Parcel N4a and the documents relating to Parcel N4a that were not conveyed to the Mission Bay Borrower on the applicable Closing Date, including without limitation, the Parcel N4a Amendment to Deed of Trust, and a Collateral Assignment of Development Documents to the extent the Collateral Assignment of Development Documents delivered on the applicable Closing Date for the Mission Bay Property does not already cover Parcel N4a.

6.27.3 Borrowers shall cooperate with Lender in causing the Title Company to issue such endorsements to the Title Policy for the Mission Bay Deed of Trust as Lender deems reasonably necessary in order to add Parcel N4a to the estate insured thereunder.

6.27.4 Borrowers shall furnish to Lender a survey for Parcel N4a prepared in accordance with Lender’s survey requirements either at the applicable Closing Date or on or before the Deferred Closing Date as respects Parcel N4a.

6.27.5 If requested by Lender, Borrowers shall deliver an opinion from counsel to each Borrower concerning the due formation and authority of the Mission Bay Borrower and the due execution and delivery and enforceability of the Parcel N4a Deed of Trust Amendment and any other Loan Documents executed and delivered by Borrowers on the Deferred Closing Date in connection with Parcel N4a.

6.27.6 Borrowers shall deliver certificates of insurance evidencing that the policies of insurance required under Section 4 of the Mission Bay Deed of Trust have been modified to cover Parcel N4a.

6.27.7 If requested by Lender, Borrowers shall cause the Guarantor to reaffirm in writing its obligations under the Guaranty.

6.27.8 In the event the Deferred Closing has not occurred by the Outside Deferred Closing Date for Parcel N4a and Borrowers are entitled to a refund from Sellers of the purchase price allocable to Parcel N4a under the Purchase and Sale Agreement, then Borrowers will direct and authorize Sellers to pay directly to Lender for application to the Outstanding Balance of the Loan an amount equal to that portion of the Loan that is allocable to Parcel N4a set forth on Exhibit D hereto.

7. EVENTS OF DEFAULT AND REMEDIES.

7.1 Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default under this Agreement:

7.1.1 The failure by Borrowers to make a payment of money to Lender within ten (10) days after written demand from Lender that such amounts are past due under the Loan Documents; provided, however, (a) no such written notice shall be required for any payment due under the Note and (b) no such written notice shall be required in any case where this Agreement or any other Loan Document requires the delivery of a separate written notice or demand and a separate time period for payment from Lender to Borrowers, in which case (i) as respects clause (a) above, it shall be an Event of Default if the Borrowers fail to make a payment of money to Lender within ten (10) days from the date such payment was due under the Note and (ii) as respects clause (b) above, it shall be an Event of Default if the Borrowers fail to make a payment of money to Lender within the applicable separate written notice period under this Agreement or elsewhere in any of the other Loan Documents.

7.1.2 The failure by Borrowers to (a) perform any obligation under the Loan Documents not involving the payment of money, or (b) comply with any other term or condition applicable to Borrowers under any of the Loan Documents, and the expiration of thirty (30) days after notice of such failure from Lender to Borrowers, provided that if such failure cannot reasonably be cured within such thirty (30) day period but is capable, with reasonable diligence, of being cured within a total of ninety (90) days, Borrower shall have an additional sixty (60) days in which to effect such cure provided that Borrowers commence to cure such failure within the initial thirty (30) day period, at all times diligently pursues the cure to completion, and in fact completes such cure within the subsequent sixty (60) day period; provided, however, that the cure periods provided by this Section 7.1.2 shall not apply to any such failures to perform or comply that are described elsewhere in this Section 7.1.

7.1.3 Any representation or warranty by any Borrower in any of the Loan Documents is incorrect or incomplete or otherwise misleading as of the date made or deemed made which would have a material impact on Lender’s security or Borrower’s ability to perform under the Loan Documents, and, if such breach is reasonably susceptible of being cured, the expiration of thirty (30) days after notice of such breach from Lender to Borrower without the same being cured, provided that if such breach cannot reasonably be cured within such thirty (30) day period but is capable, with reasonable diligence, of being cured within a total of ninety (90) days, Borrowers shall have an additional sixty (60) days in which to effect such cure provided that Borrowers commence to cure such breach within the initial thirty (30) day period, at all times diligently pursues the cure to completion, and in fact completes such cure within the subsequent sixty (60) day period; provided, however, that the cure periods provided by this Section 7.1.3 shall not apply to any such failures to perform or comply that are described elsewhere in this Section 7.1.

7.1.4 Any payment obligation or any other material term or condition of the Loan Documents shall, at any time and for any reason, cease to be valid and binding on Borrowers, except through Lender’s acts, or the validity or enforceability thereof shall be contested or denied in bad faith by any Borrower.

7.1.5 Any Borrower (a) is unable, or admits in writing its inability, to pay its monetary obligations as they become due, (b) makes a general assignment for the benefit of creditors, or (c) applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for itself or its property, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Borrower or the property of any Borrower (including the Properties), and such appointment is not discharged within sixty (60) days.

7.1.6 The commencement of any case under the Bankruptcy Code or commencement of any other bankruptcy, arrangement, reorganization, receivership, custodianship or similar proceeding under any federal, state or foreign law by or against any Borrower, provided that if any such case or other bankruptcy, arrangement, reorganization, receivership, custodianship or similar proceeding is commenced against Borrower, such case or other bankruptcy, arrangement, reorganization, receivership, custodianship or similar proceeding is not dismissed within sixty (60) days after its commencement.

7.1.7 A final judgment or decree for monetary damages or a monetary fine or penalty (not subject to appeal or as to which the time for appeal has expired) is entered against a Borrower by any Governmental Authority, and such judgment, decree, fine or penalty is not paid and discharged or stayed within sixty (60) days after the entry thereof.

7.1.8 The dissolution or liquidation of any Borrower other than the dissolution not sooner than one (1) year after the sale of all of each and every Property.

7.1.9 The commencement of any action or proceeding that seeks as one of its remedies the dissolution or liquidation of any Borrower other than the dissolution not sooner than one (1) year after the sale of all of each and every Property, if such action or proceeding is not dismissed within sixty (60) days after its commencement.

7.1.10 The assets of any Borrower are attached, levied on or otherwise seized by legal process, and such attachment, levy or seizure is not quashed, stayed or released within sixty (60) days of the date thereof.

7.1.11 The occurrence of any Transfer (as defined in each Deed of Trust) of a Property, or any portion thereof, that is prohibited under Section 2(f) of any Deed of Trust if not cured (a) with respect to any mechanics lien or other involuntary lien, within the time and pursuant to the requirements of Section 1(e) of each Deed of Trust, and (b) with respect to any other involuntary Transfer, within ten (10) Business Days of the occurrence thereof, and (c) with respect to any voluntary Transfer, immediately upon the occurrence of such a Transfer.

7.1.12 Any Borrower is in material default under any material Project Specific Agreement beyond any applicable notice and cure period set forth in the applicable Project Specific Agreement and the expiration of ten (10) Business Days after notice thereof from Lender to Borrower without the same being cured; or such shorter period of time as may be necessary under the terms of the applicable Project Specific Agreement if the failure to cure the same within such shorter period would result in the termination of the Project Specific Agreement or other loss or impairment of any material right or benefit accruing or owing to Borrowers under the same.

7.1.13 Any Borrower fails to perform or observe the provisions of Section 4 (relating to the maintenance of insurance), provided that if the reason Borrower does not maintain a particular form or type of insurance is that the insurer previously carrying such form or type of insurance for a Borrower ceases to exist or otherwise becomes insolvent, or if such failure occurs during the term of the Development Management Agreement, such Borrower shall have five (5) Business Days to place such insurance with another insurer meeting the insurance requirements set forth in Section 4 hereof, or Sections 6 and 7 (relating to insurance and condemnation proceeds).

7.1.14 Intentionally Omitted.

7.1.15 The failure of any Borrower to pay to Lender a CFD-Other Loan Payment within three (3) Business Day after the date such Borrower receives a CFD-Other Payment.

7.1.16 A material default occurs under the Development Management Agreement by any Borrower that is not cured within any applicable cure periods afforded Borrowers thereunder and the expiration of ten (10) Business Days after notice thereof from Lender to Borrower without the same being cured, or such shorter period of time as may be necessary under the terms of the Development Management Agreement if the failure to cure the same within such shorter period would result in the termination of a Project Specific Agreement or other loss or impairment of any material right or benefit accruing or owing to Borrowers as respects any one of the Properties (such as, for example, any Entitlement).

7.1.17 A material default occurs under the Purchase and Sale Agreement by the “Buyer” (or any Borrower, as assignee of the “Buyer” thereunder) that is not cured within any applicable cure periods afforded the “Buyer” thereunder (other than those to which Lender has consented in writing pursuant to Section 6.2 above) and the expiration of ten (10) Business Days after notice thereof from Lender to Borrowers without the same being cured, or such shorter period of time as may be necessary under the terms of the Purchase and Sale Agreement if the failure to cure the same within such shorter period would result in the termination of a Project Specific Agreement or other loss or impairment of any material right or benefit accruing or owing to Borrowers as respects any one of the Properties (such as, for example, any Entitlement).

7.1.18 An Event of Default occurs under any of the Alameda (Bayport) Loan Documents.

7.1.19 A material default occurs under any Third Party Sale Agreement by the “Seller” (or any Borrower, as assignee of the “Seller” thereunder) that is not cured within any applicable cure periods afforded the “Seller” thereunder and the expiration of ten (10) Business Days after notice thereof from Lender to Borrower without the same being cured; or such shorter period of time as may be necessary under the terms of the Third Party Sale Agreement if the failure to cure the same within such shorter period would result in the termination of the Third Party Sale Agreement or other loss or impairment of any material right or benefit accruing or owing to Borrowers under the same.

7.2 Remedies.

7.2.1 Notwithstanding anything herein to the contrary, but subject to Section 10.17 below, while an Event of Default is continuing Lender shall have all rights and remedies provided under the Loan Documents, at law, in equity or otherwise, including the following:

7.2.1.1 Lender may apply any of Borrowers’ funds in its possession to the Outstanding Balance of the Loan; and

7.2.1.2 Lender may declare the Outstanding Balance of the Loan, with interest thereon, and all other sums secured by the Security Documents, to be immediately due and payable.

7.2.2 Lender may cure any default by Borrowers under the Project Specific Agreements, the Third Party Sale Agreements, and all sums expended by

Lender for such purposes shall be deemed to have been disbursed to, and borrowed by, Borrowers and shall be secured by the Security Documents.

7.2.3 Borrowers appoint Lender, or an independent contractor selected by Lender, as its lawful attorney-in-fact with full power of substitution, for the purposes of completing any construction work on a Property and performing Borrowers’ obligations thereunder in the name of a Borrower or otherwise, and empowers such attorney-in-fact to do all of the following (it being understood and agreed that such power of attorney shall be deemed to be a power coupled with an interest that cannot be revoked until Repayment):

7.2.3.1 To employ attorneys to defend against attempts to interfere with the exercise of power granted hereby;

7.2.3.2 To pay, settle or compromise all claims that are, or may become, liens against any of the Properties, or may be necessary or desirable to clear objections to, or encumbrances on, title of any of the Properties;

7.2.3.3 To employ watchmen and erect security fences to protect the Properties from loss or damage; and

7.2.3.4 To take such action and require such performance as it deems necessary under any of the bonds or insurance policies to be furnished hereunder, to make settlements and compromises with the sureties or insurers thereunder, and in connection therewith to execute instruments of release and satisfaction. Notwithstanding the foregoing or any provision in any Loan Document to the contrary, if and when Lender enters into any agreement or signs any document under a power of attorney pursuant to any Loan Document for any Borrower, Lender shall not create any personal liability for Borrower beyond that which such Borrower is already subject. Lender will endeavor to provide notice of any document signed by Lender under a power of attorney for a Borrower provided that the failure to do so shall not constitute a default hereunder by Lender or otherwise impair Lender’s rights or remedies hereunder or under any of the other Loan Documents.

7.2.4 All remedies of Lender provided for in this Agreement are cumulative and shall be in addition to all other rights and remedies available under the other Loan Documents or any other document or by law or equity, but are subject to Section 10.17 below. No exercise by Lender of any right or remedy shall in any way constitute a cure or waiver of an Event of Default, or invalidate any act done pursuant to any notice of default, or prejudice Lender in the exercise of any other right or remedy available to Lender. No failure by Lender to exercise, and no delay in exercising, any right or remedy shall operate as a waiver or otherwise preclude enforcement of any of its rights and remedies; nor shall any single or partial exercise of any right or remedy preclude any further exercise thereof or of any other right or remedy. Lender does not need to resort to any particular right or remedy before exercising or enforcing any other.

8. PARTIAL RECONVEYANCE AND RELEASE. Except as provided in this Section 8, the Properties shall not be released from the liens of the Deeds of Trust until Repayment.

8.1 Sales. At the request of Borrowers in connection with a Sale, Lender shall execute and deliver (i) a reconveyance releasing a Property or a Phase(s) within a Property from the lien of the Deed of Trust securing such Property or Phase(s) which shall be recorded in the Official Records concurrently with the closing of the Sale thereof and in connection with each Sale the satisfaction of each of the following conditions:

8.1.1 The Property or Phase within the Property being released constitutes a legally subdivided interest in real property, and sale thereof will not otherwise violate any applicable Legal Requirement;

8.1.2 Borrowers shall have paid pay concurrently with the subject release the Release Price applicable to the Property or Phase to Lender from proceeds of the Sale thereof or its own funds;

8.1.3 Borrowers shall have paid concurrently with the subject release the Loan Participation Interest owing to Lender under the Note; and

8.1.4 Borrowers shall have paid all reasonable out-of-pocket costs, fees and expenses incurred or charged by Lender in connection with the release of the Property or Phase (provided that there shall not be any additional fee charged by Lender);

8.1.5 Borrowers will execute and deliver to Lender in recordable form and on terms acceptable to Lender, such amendments to the Loan Documents revising the legal description of the applicable Property to reflect the release of the Property or Phase released and to reflect that the term “Premises” as used in the Deeds of Trust shall thereafter mean and refer to the remaining Properties only which will be recorded immediately prior to the release.

8.1.6 At Lender’s request, Borrowers shall furnish Lender an endorsement or endorsements updating the existing loan title policy, and revising the insured estate to exclude the released Property or Phase, in form satisfactory to Lender. The endorsements shall insure the remaining Deeds of Trust to be a first and prior lien on the remaining Properties subject only to the Permitted Exceptions and any other exceptions which may be approved by Lender, in its sole discretion;

8.1.7 At Lender’s request, a reaffirmation by the Guarantor of the Guaranty;

8.1.8 Borrowers have satisfied the specific release conditions set forth on Exhibit C hereto that are applicable to the Property or Phase(s) being sold.

9. ASSIGNMENT OF BUYER’S RIGHTS UNDER THE PURCHASE AND SALE AGREEMENT. Borrowers hereby assign, transfer and convey to Lender, and grant to Lender a first lien security interest in, as security for the Loan, all of Borrower’s right, title and interest in and to the Purchase and Sale Agreement, except for any rights relating to the Alameda (Bayport) Assets. During the continuance of an Event of Default under the Loan Documents, Borrowers shall not take any action or exercise any right under the Purchase Agreement without Lender’s prior written consent which may be given or withheld in Lender’s sole and absolute discretion. Borrowers shall perform and discharge in all material respects each and every obligation, covenant and agreement of Borrowers under the Purchase and Sale Agreement and shall do all acts that may be necessary to maintain, preserve and protect the Borrowers’ rights thereunder including, without limitation, the right and obligation to acquire Parcel 40 and the Santa Fe Depot Assets in the time and manner required under the Purchase and Sale Agreement. Borrowers will not convey, assign, encumber or transfer, whether for purposes of security or otherwise, any of its rights under the Purchase and Sale Agreement.

10. MISCELLANEOUS.

10.1 Lender’s Agreement to Offer Financing to Certain Substitute Purchasers. Prior to the date hereof, Lender has entered into those certain loan commitments (the “Existing Loan Commitments”) identified on Exhibit H attached hereto, wherein Lender agreed to provide a first-lien mortgage loan to the purchaser (each, an “Identified Purchaser”) under the applicable Assumed Purchase Agreement, as more particularly identified on Exhibit H. In the event an Identified Purchaser under an Existing Loan Commitment does not acquire the applicable Property or Phase within a Property that is the subject of the applicable Assumed Purchase Agreement (a “Failed Closing Asset”) or as to any other Lender financing contemplated by Schedule 10.1 attached hereto, at the request of the applicable Borrower and so long as no Event of Default has occurred and is continuing under any of the Loan Documents, Lender agrees either (a) in the case of Failed Closing Asset, to provide a similar loan commitment to a substitute purchaser for the purchase of such Property or Phase within a Property that is approved by Lender or (b) in the case of a Lender financing contemplated by Schedule 9.1, provide a new loan commitment on terms and conditions set forth in Schedule 9.1 hereof to a purchaser for the purchase of a Property or Phase within a Property that is approved by Lender under a Third Party Sale Agreement that is approved by Lender subject in each and every case to the following terms and conditions (as applicable, a “Loan Commitment”): (i) Lender shall have the right (in its reasonable discretion) to approve the purchaser proposed by a Borrower (a “Proposed Purchaser”), including, without limitation, the creditworthiness, financial condition and real estate management, development and investment experience of the Proposed Purchaser and the applicable Borrower shall cause to be delivered to Lender any and all financial and other credit information reasonably requested by Lender to assess the creditworthiness, financial condition and real estate management, development and investment experience of the Proposed Purchaser; (ii) receipt by Lender of copies of all relevant information and documentation relating to or reasonably required by Lender in connection with the proposed transfer including but not limited to the organizational documents of the Proposed Purchaser, and at the closing of such loan, an opinion of counsel satisfactory to Lender as to its due formation, valid existence and authority to enter into and carry out the proposed transaction; (iii) payment of outside counsel fees and costs, other applicable professional’s fees and costs, taxes, recording fees and the like, and any other fees and costs incurred in connection with the Loan Commitment and closing of the subject loan transaction; (iv) Lender shall have no obligation to enter into a Loan Commitment at anytime after the end of the First Loan Year or consummate a loan transaction pursuant to a Loan Commitment where the loan is not fully disbursed prior to the end of the First Loan Year; and (v) Lender shall have the right to make such other changes in the Loan Commitment as Lender shall require in its good faith discretion.

10.2 Sale of Loan and Loan Participations.

10.2.1 Lender may, at its cost and expense, sell participations to one or more Persons in all or a portion of the Loan not to exceed a 50% interest in the Loan. In the event of a secondary market transaction or any other sale or transfer of all or a participation interest in Lender’s interest in the Loan, Borrowers and Guarantor shall be entitled to deal with and rely upon only Lender as servicer of the Loan or as administrative agent on behalf of all such participants of the Loan in connection with all matters relating to the Loan and shall not incur any costs greater those if the lead lender were the only lender (including enforcement costs). Any such transaction shall be at Lender’s sole cost and expense, including without limitation, the cost of any reports, certifications or opinions required of Borrowers or Guarantor in connection with any such transaction, provided that in no event shall any Borrower be liable (by way of certification or otherwise) for information or statements contained in third party reports used in secondary marketing transactions. No such transaction shall result in a material increase in the obligations or liability of Borrower or Guarantor under the Loan Documents by reason of any requested covenant, representation, warranty, indemnity or certification or otherwise.

10.2.2 So long as there is no Event of Default existing under the Loan Documents, Borrowers shall have the right to prepay the Loan in full in accordance with the terms set forth herein, if Lender desires to sell the Loan to a third party that is unrelated to Lender (“Unrelated Loan Purchaser”) and that is not occurring in connection with a Change in Control in which case Borrowers will have the right to prepay the Loan pursuant to the provisions of Section 3 of the Note (hereinafter, a “Loan Sale”). If Lender desires to consummate a Loan Sale, then Lender shall give written notice of such intention to Borrowers (“Proposed Loan Sale Notice”), which Proposed Loan Sale Notice shall set forth the purchase price (“Purchase Price”) payable for the Loan by the Unrelated Loan Purchaser. Once a Proposed Loan Sale Notice has been delivered to Borrowers, Lender may not proceed with a Loan Sale until Borrowers have been given the right to repay the Loan in full on the terms set forth in this Section 10.2. Borrowers shall have five (5) business days after receiving the Proposed Loan Sale Notice to exercise the right to repay the Loan by giving written notice

(“Exercise Notice”) thereof to Lender within such 5 business day period. If Borrowers timely gives the Exercise Notice, then Borrowers shall have until 5:00 p.m. on the 30th day after the date Lender receives the Exercise Notice to prepay the Loan in full by paying to Lender in cash or other readily available funds an amount equal to the Purchase Price set forth in the Proposed Loan Sale Notice. If Buyer fails to timely give the Exercise Notice, or if Borrowers affirmatively decline in writing the opportunity to payoff the Loan, or if Borrowers fail to repay the Loan in full within the time and manner herein provided, then Borrowers shall be deemed to have declined the right to payoff the Loan and Lender shall thereafter have the right for a period of one hundred eighty (180) days to consummate the Loan Sale for a purchase price that is no less than 97% of the Purchase Price set forth in the Proposed Loan Sale Notice, after which time Borrowers’ rights under this Section 10.2 will apply again to any proposed sale of the Loan.

10.3 Notices. Any notice, request, direction, demand, consent, waiver, approval or other communication required or permitted to be given hereunder shall not be effective unless it is given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and addressed to the parties at the addresses stated below, or at such other address as either party may hereafter notify the other in writing as aforementioned:

If to Borrower:	c/o FARALLON CAPITAL MANAGEMENT, L.L.C.
One Maritime Plaza, Suite 1325
San Francisco, California 94111
Attention: Seth Hamalian
Richard B. Fried
Facsimile No.: (415) 956-8852

With a copy to:	Pircher, Nichols & Meeks
1925 Century Park East, Suite 1700
Los Angeles, California 90067
Attention: Real Estate Notices (MES/903297-1)
Facsimile No.: (310) 201-8922

If to Lender:	CF Capital, LLC
201 Mission Street, 2nd Floor
San Francisco, CA 94105-1832
Attention: Legal Department
Facsimile No.: (415) 974-4651

Service of any such notice or other communications so made shall be deemed effective on the day of actual delivery (whether accepted or refused) as evidenced by confirmed answerback if by facsimile (provided that if any notice or other communication to be delivered by facsimile is unable to be transmitted because of a problem affecting the receiving party’s facsimile machine, the deadline for receiving such notice or other communication shall be extended through the next Business Day), as shown by the addressee’s return receipt if by certified mail, and as confirmed by the courier service if by courier; provided, however, that if such actual delivery occurs after 5:00 p.m. (local time where received) or on a non-Business Day, then such notice or demand so made shall be deemed effective on the first Business Day immediately following the day of actual delivery. Except as provided herein to the contrary, no communications via electronic mail shall be effective to give any notice, request, direction, demand, consent, waiver, approval or other communications hereunder.

10.4 Indemnification. To the fullest extent permitted by law, and in addition to Borrowers’ other obligations hereunder, at law, in equity or otherwise, Borrowers agree to protect, indemnify, defend and hold Indemnitees harmless from and against any Legal Action (including reasonable attorney’s fees and expenses in connection therewith), liability, loss, out of pocket cost, expense or damage of any kind or nature that Indemnitees may incur or that may be brought or claimed against Indemnitees (collectively, “Losses”) in connection with (a) any breach by Borrowers or Guarantor of any material representation, warranty or covenant made in the Loan Documents or in any of the materials prepared by or on behalf of Borrowers or Guarantor; (b) any aspect of the Project, including the condition, occupancy/possession, use, management, planning, design, acquisition, sale, leasing, installation, maintenance, repair or construction of the Project; (c) the use of the proceeds of the Loan; (d) any lawful action that may be taken by Lender in connection with the enforcement of the provisions of the Loan Documents (including this Section 9.4), whether or not a Legal Action is brought by Indemnitees in connection with the same, or in connection with Borrowers or Guarantor and/or any direct or indirect Constituent Owner thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (e) any lawful action that may be taken by Lender in connection with Borrowers, the Guarantor and/or any member or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, whether or not a Legal Action is brought by Indemnitees in connection with the same; or (f) the transactions contemplated by the Loan Documents (other than Lender’s failure to comply with any Legal Requirement that is applicable to the operation of Lender’s internal business affairs, including Lender’s failure to pay any fee for any license required to operate Lender’s business or Lender’s failure to pay its own income taxes). Notwithstanding the foregoing, it is the intent of Borrowers and Indemnitees that Borrowers shall be liable to indemnify Indemnitees under this Section 9.4 irrespective of the cause of such indemnification liability (i.e., regardless of whether or not caused by any act, omission, willful misconduct or negligent conduct (whether active or passive) of Borrowers, or otherwise), except to the extent the cause of such indemnification liability is the gross negligence or willful misconduct of Indemnitees. Borrowers further covenant and agree, to the fullest extent permitted by law, to pay or reimburse Indemnitees for all reasonable out of pocket costs, fees or expenses incurred by Indemnitees in connection with investigating or defending any of the matters that Borrowers are required under this Section 10.4 to indemnify Indemnitees from or against. Upon being notified of or served in connection with any Legal Action that Indemnitees believe is covered under this Section 10.4, Indemnitees shall give Borrowers notice of such Legal Action and an opportunity to defend the same, at Borrowers’ cost and expense, with legal counsel reasonably satisfactory to Indemnitees. Indemnitees may also, in their sole and absolute discretion, require Borrowers to defend, at Borrowers’ cost and expense and with legal counsel reasonably satisfactory to Indemnitees, any such Legal Action. Borrowers shall not settle or otherwise compromise any matter that Borrower is required under this Section to indemnify Indemnitees from or against Indemnitees without the prior approval thereof by Indemnitees, which approval shall not be unreasonably withheld or delayed. The obligations of Borrowers under this Section shall survive Repayment and the surrender of the Note and reconveyance of the Deeds of Trust for a period of one (1) year, except as to claims made by Indemnitees under, in connection with or pursuant this Section prior thereto, and the foreclosure of the Deeds of Trust and the extinguishment of the Deeds of Trust by any means, including deed or assignment in lieu of foreclosure for a period of three (3) years, except as to claims made by Indemnitees under, in connection with or pursuant this Section prior thereto. Notwithstanding anything to the contrary contained herein, the foregoing indemnity shall not apply to any Losses for which Sellers are liable under the Purchase and Sale Agreement or under any closing document executed by Sellers thereunder (or for which Sellers would be liable but for the expiration of any survival period contained in the Purchase and Sale Agreement), or for which Development Manager is liable under the Development Management Agreement (or would be liable but for the expiration of any survival period contained in the Development Management Agreement).

10.5 Brokers. Borrowers and Lender represent to the other that it does not know of any brokerage commissions or finders’ fees due or claimed with respect to the transaction contemplated hereby. Borrowers and Lender shall indemnify and hold harmless the other from and against all loss, damage, liability and expense, including costs and attorneys’ fees, that the other may incur or sustain by reason of or in connection with any misrepresentation by the indemnifying party with respect to the foregoing.

10.6 Change, Discharge, Termination or Waiver. No provision of this Agreement may be changed, discharged, terminated or waived except in writing signed by the party against whom enforcement of the change, discharge, termination or waiver is sought. No failure by Lender to exercise and no delay by Lender in exercising any right or remedy under the Loan Documents or under the law or in equity shall operate as a waiver thereof.

10.7 Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the provisions of this Agreement shall constitute a waiver of any breach, default or failure of a condition under this Agreement. A waiver of any provision of this Agreement must be made in writing by Lender and shall be limited to the written terms of such waiver.

10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

10.9 Lender’s Costs and Fees. Borrowers shall promptly pay all reasonable Costs (defined below) incurred by Lender in connection with the modification, workout,

collection or enforcement of the Loan or any of the Loan Documents and all such Costs shall be included as additional Indebtedness bearing interest at the Default Rate until paid. For the purposes hereof “Costs” means all out-of-pocket expenditures and expenses which may be paid or incurred by or on behalf of Lender including without limitation, repair costs, payments to remove or protect against liens, reasonable attorneys’ fees, experts’ fees, receivers’ fees, engineers’ fees, accountants’ fees, independent consultants’ fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing, Lender’s out-of-pocket costs and expenses related to any audit or inspection of any Property, outlays for documentary and expert evidence, stenographers’ charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to provide evidence to bidders at any foreclosure sale of the true condition of the title to, or the value of, any of the Properties or a Phase within a Property, and reasonable attorneys’ fees and costs, incurred or expended by Trustee or Lender arising out of or in connection with any action, proceeding or hearing, legal, equitable or quasi-legal, including the preparation therefore and any appeal therefrom, in any way affecting or pertaining to the Loan Documents or a Property or Phase within a Property. Without limiting the foregoing provisions of this Section 10.9, in the event Lender or Borrowers bring an action against the other party (other than under or pursuant to any of the Loan Documents or the Environmental Indemnity), the prevailing party in such action shall be entitled to recover reasonable attorneys’ fees and costs in such tort action.

10.10 Reinstatement. Notwithstanding anything herein to the contrary, Lender’s rights hereunder shall be reinstated and revived, and the enforceability of the Loan Documents shall continue, with respect to any amount at any time paid on account of the Loan that thereafter shall be required to be restored or returned by Lender, including the restoration or return of any amount pursuant to a court order or judgment (whether or not final or non-appealable), or pursuant to a reasonable, good faith settlement of a pending or threatened avoidance or recovery action, or pursuant to reasonable, good faith compliance with a demand made by a Person believed to be entitled to pursue an avoidance or recovery action such as a bankruptcy trustee or a Person having the avoiding powers of a bankruptcy trustee or similar avoiding powers (and without requiring Lender to oppose or litigate avoidance or recovery demands or actions that Lender believes in good faith to be meritorious or worthy of settlement or compliance, or pursue or exhaust appeals), all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of the Loan Documents at all times shall remain effective to cover the full amount of the Loan even though the Loan, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other Person and whether or not any other Person shall have any personal liability with respect thereto.

10.11 Jury Waiver. Each of Borrowers and Lender voluntarily, knowingly, irrevocably and unconditionally waives any right to have a jury participate in resolving any dispute (whether based on contract, tort or otherwise) between the parties hereto arising out of, or in any way related to, this Agreement.

10.12 Integration. This Agreement, together with the other Loan Documents, constitutes the entire agreement of the parties to the Loan Documents with respect to the subject matter hereof and thereof, and supersedes, in all respects, all other communications between or among such parties, whether oral or written.

10.13 Modifications. This Agreement may not be modified except by a writing signed by the parties hereto.

10.14 Independent Effect. All covenants herein shall be given independent effect so that if a particular action or condition is not permitted by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant, shall not avoid the occurrence of an Event of Default or Potential Default if such action is taken or condition exists.

10.15 Joint and Several Obligations. All obligations of Borrower under this Agreement shall be joint and several obligations of each Borrower.

10.16 Relationship of Lender and Borrowers. The relationship between Lenders and Borrowers shall be that of creditor-debtor only. No term in this Agreement or in the other Loan Documents or in the Purchase and Sale Agreement or the Development Management Agreement, and no course of dealing between the parties, shall be deemed to create any relationship of agency, partnership or joint venture or any fiduciary duty by Lender to any other party. No default by the Development Manager under the Development Management Agreement or by a Seller under the Purchase and Sale Agreement shall be deemed or construed to constitute a default under this Agreement or the other Loan Documents, to create a defense to the performance of any of Borrowers’ obligations hereunder or under the other Loan Documents, or to otherwise affect, impair, delay or alter in any way Lender’s rights and remedies under the Loan Documents. Borrowers acknowledge and agree that none of the rights or obligations of the parties hereunder or under the Loan Documents shall be affected, impaired, delayed or altered in any way by the fact that Sellers and Development Manager are affiliated with Lender.

10.17 Non-Recourse Loan. The provisions of Section 11 of the Note (Non-Recourse Liability; Recourse Carve-Outs) are hereby incorporated herein by this reference.

11. EXHIBITS. The following exhibits are attached hereto:

Exhibit A-1	Legal Description of Mission Bay Property

Exhibit A-2	Legal Description of West Bluffs Property

Exhibit A-3	Legal Description of Santa Fe Depot Property

Exhibit A-4	Depiction of Parcel 40

Exhibit A-5	Depiction of Parcel N4a

Exhibit B	Schedule of Assumed Purchase Agreements

Exhibit C	Release Price Schedule

Exhibit D	Allocation of Loan Balance for Parcel 40 and Santa Fe Depot Property

Exhibit E	Closing Conditions

Exhibit F	Schedule of Project Specific Agreements

Exhibit G	Single Purpose Entity

Exhibit H	Existing Loan Commitments

Schedule 10.1	Contemplated Lender Financing

[signature pages follow this page and are intentionally numbered pages 37 & 38]

IN WITNESS WHEREOF, each Borrower and Lender have caused this Loan Agreement (CF Capital Loan) to be duly executed and delivered as of the date first set forth above.

“BORROWERS”	FOCIL-MB, LLC, a Delaware limited liability company

	By:	Farallon Capital Management, L.L.C. a Delaware limited liability company, Its Manager

By:	/s/ Richard B. Fried
Name: Richard B. Fried
Title: Managing Member

FOCIL-WB, LLC, a Delaware limited liability company

By:	Farallon Capital Management, L.L.C. a Delaware limited liability company, Its Manager

By:	/s/ Richard B. Fried
Name: Richard B. Fried
Title: Managing Member

FOCIL-SFD, LLC, a Delaware limited liability company

By:	Farallon Capital Management, L.L.C. a Delaware limited liability company, Its Manager

By:	/s/ Richard B. Fried
Name: Richard B. Fried
Title: Managing Member

[SIGNATURES CONTINUED]

“LENDER”	CF CAPITAL, LLC, a Delaware limited liability company

	By:	/s/ Ted Antenucci
Name: Ted Antenucci
Title: President

EXHIBIT A-1

LEGAL DESCRIPTION OF MISSION BAY PROPERTY

EXHIBIT “A-1”

Legal Description

Mission Bay

N4-1, N4-2, N4-3 (NCS-121585)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 1, BLOCK 8704, AS SHOWN ON THE MAP OF MISSION BAY, FILED JULY19, 1999, IN BOOK “Z” OF MAPS, PAGES 97 THROUGH 119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002, IN REEL I223, IMAGE 596, INSTRUMENT NO. 2002-H244619-00, IN THE OFFICE OF SAID RECORDER.

EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING:

AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT AND QUITCLAIM DEED DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY (HEREAFTER CALLED THE “FORMER BURTON ACT PORTION”) LYING WITHIN THE BOUNDARIES OF CITY TRANSFER PARCEL 5 DESCRIBED IN EXHIBIT A TO THE QUITCLAIM DEED FROM THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, TO CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, DATED JUNE 30, 1999, RECORDED JULY 19, 1999, REEL H429, IMAGE 510, SERIES NO. 99-G622158-00, OFFICIAL RECORDS OF SAID CITY AND COUNTY, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN SUCH FORMER BURTON ACT PORTION, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE, AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SUCH

EXHIBIT “A-1”

FORMER BURTON ACT PORTION, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY WITHIN THE BOUNDARIES OF SUCH FORMER BURTON ACT PORTION OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’) BELOW THE SURFACE OF THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY WITHIN THE BOUNDARIES OF SUCH FORMER BURTON ACT PORTION.

ASSESSOR’S PARCEL NO.: LOT 001, BLOCK 8704

PARCEL TWO:

BEGINNING AT THE INTERSECTION OF THE SOUTHWESTERLY LINE OF SIXTH STREET (82.50 FEET WIDE) WITH THE NORTHWESTERLY LINE OF BERRY STREET (82.50 FEET WIDE); THENCE ALONG THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF BERRY STREET NORTH 46º 18’ 07” EAST 82.50 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 43º 41’ 53” EAST 17.75 FEET; THENCE NORTH 46º 18’ 07” EAST 22.09 FEET; THENCE NORTH 13º 48’ 27” EAST 33.04 FEET; THENCE SOUTH 46º 18’ 07” WEST 49.96 FEET TO THE TRUE POINT OF BEGINNING.

NOTE: PARCEL HAS NOT BEEN ASSIGNED AN ASSESSOR’S PARCEL NUMBER.

EXHIBIT “A-1”

Legal Description

Mission Bay

N3P2 (NCS-121983)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 6 OF BLOCK 8705, AS SUCH LOT AND BLOCK ARE SHOWN ON THAT CERTAIN MAP (“FINAL MAP”) ENTITLED “FINAL MAP PLANNED DEVELOPMENT MISSION BAY (N3 AND N3A) BEING PHASE 1 OF A PLANNED DEVELOPMENT SUBDIVISION OF ASSESSOR’S BLOCKS 8704, 8705, 8707 AND 8708 SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” RECORDED ON JULY 19, 1999 IN BOOK Z OF MAPS AT PAGES 97-119 AND A PORTION OF BERRY STREET VACATED BY ORDINANCE 328-98, RECORDED JULY 19, 1999 AS DOCUMENT 99-G622153-00 (REEL H429 OR IMAGE 505), AND SUBSEQUENTLY CONVEYED TO CATELLUS DEVELOPMENT CORPORATION BY DEED RECORDED IN REEL H845 OR IMAGE 495, RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA AND BEING MORE PARTICULARLY A MERGER AND RESUBDIVISION OF SAID 8705, LOT 1 AND A PORTION OF SAID BERRY STREET; A MERGER AND RESUBDIVISION OF SAID AB 8708, LOT 1 AND A PORTION OF SAID BERRY STREET; AND THE BALANCE OF SAID BERRY STREET,” RECORDED ON MARCH 15, 2001, IN BOOK Z OF MAPS AT PAGES 175 TO 178, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS SUCH FINAL MAP WAS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED DECEMBER 23, 2002, IN REEL I289, IMAGE 323, DOCUMENT NO. 2002-H319807-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THE FOLLOWING:

AS EXCEPTED AND RESERVED THEREFROM FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT AND QUITCLAIM DEED DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION THEREOF WITHIN THE TRACT OF LAND DESCRIBED IN PARCEL 8 OF EXHIBIT D OF SUCH PATENT AND QUITCLAIM DEED, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED THEREIN, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE

EXHIBIT “A-1”

STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE THEREOF, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE THEREOF, OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’) BELOW THE SURFACE THEREOF.

ASSESSOR’S PARCEL NUMBER: LOT 006, BLOCK 8705

PARCEL TWO:

EASEMENTS, APPURTENANT TO PARCEL ONE HEREINABOVE AND OF LIMITED DURATION, AS GRANTED TO CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, IN THAT CERTAIN INSTRUMENT ENTITLED “EASEMENT AGREEMENT LOT 3 OF ASSESSOR’S BLOCK 8705 (BLOCKS N3 AND N3A)” DATED NOVEMBER 25, 2003, EXECUTED BY THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED NOVEMBER 26, 2003 IN REEL I522, IMAGE 1319, DOCUMENT NO. 2003-H602044-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, OVER, UNDER, UPON, ALONG, ACROSS AND THROUGH THE FOLLOWING PARCEL OF LAND.

LOT 3 OF BLOCK 8705, AS SHOWN ON THE MAP REFERRED TO IN PARCEL ONE.

PARCEL THREE:

EASEMENTS, APPURTENANT TO PARCEL ONE HEREINABOVE, AS RESERVED, GRANTED AND/OR OTHERWISE PROVIDED FOR IN THAT CERTAIN INSTRUMENT (HEREINAFTER CALLED THE “DECLARATION”) ENTITLED “DECLARATION OF DEVELOPMENT COVENANTS, CONDITIONS, RESTRICTIONS AND RESERVATION OF EASEMENTS FOR MISSION BAY (BLOCKS N3 & N3A)”, EXECUTED BY CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, RECORDED MARCH 15, 2001, IN REEL H845, IMAGE 504, SERIES NO. 2001-G916656-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, AS AMENDED AND/OR MODIFIED BY INSTRUMENTS RECORDED NOVEMBER 26, 2003 IN REEL I522, IMAGE 1311, DOCUMENT NO. 2003-H602036-00 AND IN REEL I522, IMAGE 1348, DOCUMENT NO. 2003-H602073-00, OF SUCH OFFICIAL RECORDS, OVER, UNDER, UPON, ALONG, ACROSS AND THROUGH THE FOLLOWING PARCEL OF LAND:

LOT A OF BLOCK 8705, AS SHOWN ON THE MAP REFERRED TO IN PARCEL ONE.

EXHIBIT “A-1”

Legal Description

Mission Bay

N5 (NCS-121896)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

Block 8703, Lot 5, not yet assessed (Portion of Lot 1, Block 8703)

All streets and street lines hereinafter mentioned are in accordance with that certain map entitled “Map of Mission Bay, Merger and Resubdivision”, filed July 19, 1999 in Book Z of Maps at Pages 97 to 119 inclusive, in the Office of the Recorder of the City and County of San Francisco, California.

BEGINNING at the intersection of the Northeasterly line of Seventh Street (82.50 feet wide) with the Northwesterly line of Berry Street (74.00 feet wide); thence North 43 deg. 41’ 53” West along said Northeasterly line of Seventh Street, a distance of 318.50 feet to the Northwesterly line of King Street (70.00 feet wide); thence North 46 deg. 18’ 07” East along said Northwesterly line of King Street 825.05 feet to the Southwesterly line of Sixth Street (82.50 feet wide); thence South 36 deg. 56’ 58” West 430.75 feet to the Southeasterly line of said King Street and the beginning of a non-tangent curve, concave Easterly and having a radius of 400.00 feet (a radial line to said curve at said beginning bears North 56 deg. 02’ 14” West); thence Southerly along said curve through a central angle of 55 deg. 31’ 09” an arc distance of 387.60 feet; thence South 43 deg. 41’ 53” East 8.50 feet to the said Northwesterly line of Berry Street; thence South 46 deg. 18’ 07” West along said Northwesterly line of Berry Street a distance of 115.00 feet to the Point of Beginning.

PARCEL TWO:

Block 8703, Lot 6, not yet assessed (portion of Lot 1, Block 8703).

All streets and street lines hereinafter mentioned are in accordance with that certain map entitled “Map of Mission Bay, Merger and Resubdivision”, filed July 19, 1999 in Book Z of Maps at Pages 97 to 119 inclusive, in the Office of the Recorder of the City and County of San Francisco, California.

BEGINNING at the intersection of the Northwesterly line of King Street (70.00 feet wide); with the Southwesterly line of Sixth Street (82.50 feet wide); thence South 36 deg. 56’ 58” West 430.75 feet to the Southeasterly line of said King Street and the beginning of a non-tangent curve concave Easterly and having a radius of 400.00 feet (a radial line to said curve at said beginning bears North 56 deg. 02’ 14” West); thence Southerly along said curve through a central angle of 55 deg. 31’ 09” an arc distance of 387.60 feet; thence South 43 deg. 41’ 53” East 8.50 feet to the Northwesterly line of Berry Street (74.00 feet wide); thence North 46 deg. 18’ 07” East along said Northwesterly line of Berry Street, a distance of 424.13 feet to the beginning of a tangent curve concave Westerly and having a radius of 48.50 feet; thence leaving said Northwesterly line

EXHIBIT “A-1”

of Berry Street, Northerly along said curve through a central angle of 59 deg. 38’ 43” an arc length of 50.49 feet to the beginning of a reverse curve concave Easterly and having a radius of 325.00 feet; thence Northerly along said curve through a central angle of 37 deg. 51’ 54” an arc length of 214.78 feet; thence North 24 deg. 31; 18” East 366.06 feet to the beginning of a tangent curve concave Southeasterly and having a radius of 672.00 feet; thence Northeasterly along said curve through a central angle of 5 deg. 31’ 46” an arc distance of 64.85 feet to the said Northwesterly line of King Street; thence South 46 deg. 18’ 07” West along the said Northwesterly line of King Street, a distance of 317.00 feet to the Point of Beginning.

EXCEPTING THEREFROM, however, the following:

As excepted and reserved forever by the State of California in that certain “Patent” dated June 14, 1999, to the City and County of San Francisco, a Charter City and County, recorded July 19, 1999, in Book H429, Page 507, Instrument No. 99-G622155, Official Records of the City and County of San Francisco, State of California, from that portion of the above described land (the “Former Burton Act Portion”) lying within the boundaries of that certain parcel of land designated “Mineral Rights Parcel 7” described in Exhibit D to such Patent, the following:

All minerals and all mineral rights of every kind and character now known to exist or hereafter discovered in such Former Burton Act Portion, including, but not limited to, oil and gas and rights thereto, together with the sole, exclusive, and perpetual right to explore for, remove, and dispose of those minerals by any means or methods suitable to the State of California or to its successors and assigns, but without entering upon or using the surface of such Former Burton Act Portion, and in such manner as not to damage the surface of that portion of the above described real property within the boundaries of such Former Burton Act Portion or to interfere with the use thereof by the City and County of San Francisco, its successors and assignees; provided, however, that the State of California, its successors and assigns, without the prior written permission of the City and County of San Francisco, its successors and assignees, shall not conduct any mining activities of any nature whatsoever above a plane located five hundred feet (500’) below the surface of such Former Burton Act Portion.

APN: Lot: 001 Blk: 8703

EXHIBIT “A-1”

Legal Description

Mission Bay

6, 7 (portion), 11-13 and portions of existing Fourth Street (NCS-121658)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

TRACT A:

PARCEL A-1:

LOT 1, BLOCK 8710, AS SUCH LOT AND BLOCK ARE SHOWN ON THAT CERTAIN “MAP OF MISSION BAY” FILED JULY 19, 1999, IN BOOK “Z” OF MAPS, PAGES 97 THROUGH 119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF SUCH CITY AND COUNTY OF SAN FRANCISCO, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002, IN REEL I223, IMAGE 596, AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

ASSESSOR’S PARCEL NUMBER: LOT 001, BLOCK 8710

PARCEL A-2:

A NON-EXCLUSIVE EASEMENT, APPURTENANT TO PARCEL A-1 HEREINABOVE, SOLELY FOR PEDESTRIAN AND VEHICULAR ACCESS TO AND EGRESS FROM SAID PARCEL A-1 AND FOR ROADWAY PURPOSES, AS GRANTED TO CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, PURSUANT TO THAT CERTAIN “EASEMENT AGREEMENT (CATELLUS ACCESS EASEMENT” DATED JUNE 30, 1999, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 532, SERIES NO. 99-G622180-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, ON AND OVER THOSE PORTIONS OF FORMER SIXTH STREET BETWEEN FORMER CHANNEL STREET AND SIXTEENTH STREET DESCRIBED IN EXHIBIT A THERETO AND REFERRED THEREIN AS PARCEL 1 (SV-36), PARCEL 2 (SV-38), PARCEL 3 (SV-39), PARCEL 4 (A PORTION OF SV-43) AND PARCEL 5 (SV-37).

TRACT B:

PARCEL B-1:

LOT 1, BLOCK 8711, AS SUCH LOT AND BLOCK ARE SHOWN ON THAT CERTAIN “MAP OF MISSION BAY” FILED JULY 19, 1999, IN BOOK “Z” OF MAPS, PAGES 97 THROUGH 119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF SUCH CITY AND COUNTY OF SAN FRANCISCO, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002, IN REEL I223, IMAGE 596, AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

ASSESSOR’S PARCEL NUMBER: LOT 001, BLOCK 8711

EXHIBIT “A-1”

PARCEL B-2:

A NON-EXCLUSIVE EASEMENT, APPURTENANT TO PARCEL B-1 HEREINABOVE, SOLELY FOR PEDESTRIAN AND VEHICULAR ACCESS TO AND EGRESS FROM SAID PARCEL B-1 AND FOR ROADWAY PURPOSES, AS GRANTED TO CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, PURSUANT TO THAT CERTAIN “EASEMENT AGREEMENT (CATELLUS ACCESS EASEMENT)” DATED JUNE 30, 1999, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 532, SERIES NO. 99-G622180-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, ON AND OVER THOSE PORTIONS OF FORMER SIXTH STREET BETWEEN FORMER CHANNEL STREET AND SIXTEENTH STREET DESCRIBED IN EXHIBIT A THERETO AND REFERRED TO THEREIN AS PARCEL 1 (SV-36), PARCEL 2 (SV-38), PARCEL 3 (SV-39), PARCEL 4 (A PORTION OF SV-43) AND PARCEL 5 (SV-37).

TRACT C:

LOT 1, BLOCK 8713, AS SUCH LOT AND BLOCK ARE SHOWN ON THAT CERTAIN “MAP OF MISSION BAY” FILED JULY 19, 1999, IN BOOK “Z” OF MAPS, PAGES 97 THROUGH 119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF SUCH CITY AND COUNTY OF SAN FRANCISCO, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTIONS” RECORDED SEPTEMBER 16, 2002, IN REEL I223, IMAGE 596, AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

ASSESSOR’S PARCEL NUMBER: LOT 001, BLOCK 8713

EXHIBIT “A-1”

Legal Description

Mission Bay

1 (NCS-121582)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 1 IN ASSESSOR’S BLOCK 8715, AS SAID LOT AND BLOCK ARE SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY THE MERGER AND RESUBDIVISION OF THE LANDS WITHIN THE DISTINCTIVE BORDER OF EACH PARCEL SHOWN THEREIN AND ON THE MATRIX EXHIBIT ON SHEET 22 OF 23 OF THE MAP, CITY OF SAN FRANCISCO, SAN FRANCISCO COUNTY, CALIFORNIA” FILED JULY 19, 1999, IN BOOK Z OF MAPS AT PAGE 97-119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, SAID POINT OF BEGINNING BEING ON THE WESTERLY LINE OF THIRD STREET; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 1 AND ALONG THE NORTHWESTERLY LINE OF LOT 1, IN ASSESSOR’S BLOCK 8714, AS SAID LOT AND BLOCK ARE SHOWN ON SAID MAP, S46 DEG. 18’ 07” W 628.10 FEET TO THE NORTHEASTERLY LINE OF FOURTH STREET; THENCE ALONG SAID LINE OF FOURTH STREET S43 DEG. 41’ 53” E 59.01 FEET; THENCE N 86 DEG. 49’ 04” E 325.48 FEET; THENCE N 16 DEG. 51’ 57” W 261.60 FEET; THENCE N 73 DEG. 08’ 03” E 180.70 FEET TO THE WESTERLY LINE OF THIRD STREET; THENCE ALONG SAID LINE OF THIRD STREET N 3 DEG. 10’ 56 “ W 155.98 FEET TO THE POINT OF BEGINNING, AS SET FORTH IN THAT CERTAIN CONDITIONAL CERTIFICATE OF COMPLIANCE, RECORDED ON AUGUST 30, 2000, AS DOCUMENT NO. 2000-G822047-00, REEL H712, IMAGE 0294.

ASSESSOR’S PARCEL NUMBER: LOT 002, BLOCK 8715

EXHIBIT “A-1”

Legal Description

Mission Bay

26A (NCS-121297)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 10, AS SHOWN ON THE MAP ENTITLED “PARCEL MAP, PLANNED DEVELOPMENT, MISSION BAY, BEING PHASE 1 OF A SUBDIVISION OF LOT 1 OF ASSESSOR’S BLOCK 8721 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” RECORDED JULY 19, 1999 IN BOOK Z OF MAPS AT PAGES 97-119 IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA”, RECORDED DECEMBER 7, 2000 IN BOOK 44 OF PARCEL MAPS, PAGES 151 TO 155, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA, AS CORRECTED BY “CERTIFICATE OF CORRECTION” RECORDED DECEMBER 23, 2002, REEL I289, IMAGE 324, SERIES NO. 2002-319808-00, IN THE OFFICE OF SUCH RECORDER (SUCH PARCEL MAP AS SO CORRECTED REFERRED TO HEREAFTER AS THE “PARCEL MAP”).

EXCEPTING THEREFROM THE FOLLOWING:

AS EXCEPTED AND RESERVED BY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, A DELAWARE CORPORATION (“SANTA FE”), IN THAT CERTAIN GRANT DEED DATED JANUARY 21, 1987, RECORDED MARCH 31, 1987, IN REEL E309, IMAGE 1138, SERIES NO. D966411, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF THE LAND DESCRIBED THEREIN, THE FOLLOWING:

ALL MINERALS, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS METALLIC OR OTHER SOLID MINERALS, PROVIDED THAT SANTA FE SHALL NOT HAVE THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND, OR ANY PART THEREOF, FOR THE PURPOSE OF DRILLING FOR, MINING OR OTHERWISE REMOVING, ANY OF SAID MINERALS. SANTA FE MAY, HOWEVER, AND RESERVES THE RIGHT TO, REMOVE ANY OF SAID MINERALS FROM SAID LAND BY MEANS OF WELLS, SHAFTS, TUNNELS OR OTHER MEANS OF ACCESS TO SAID MINERALS WHICH MAY BE CONSTRUCTED, DRILLED OR DUG FROM OTHER LAND, PROVIDED THAT THE EXERCISE OF SUCH RIGHTS BY SANTA FE SHALL IN NO WAY INTERFERE WITH OR IMPAIR THE USE OF THE SURFACE OF THE ABOVE DESCRIBED REAL PROPERTY OR OF ANY IMPROVEMENTS THEREON.

AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT DATED JUNE 14, 1999 TO THE CITY AND COUNTY OF SAN

EXHIBIT “A-1”

FRANCISCO, A CHARTER CITY AND COUNTY, IN TRUST, RECORDED JULY 19, 1999 IN REEL H429, IMAGE 507, SERIES NO. 99-G622155-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF MINERAL RIGHTS PARCELS 9, 10 AND 11 DESCRIBED IN SUCH PATENT, THE FOLLOWING:

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’) BELOW THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCELS 9, 10 AND 11.

ASSESSOR’S PARCEL NUMBER: LOT 010, BLOCK 8721

PARCEL TWO:

EASEMENTS, APPURTENANT TO PARCEL ONE HEREINABOVE, AS RESERVED IN THAT CERTAIN “DECLARATION OF RESTRICTIONS” DATED OCTOBER 31, 2000, EXECUTED BY CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, RECORDED DECEMBER 7, 2000, REEL H779, IMAGE 402, SERIES NO. 2000-G873073, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, WITHIN THE FOLLOWING PARCEL OF LAND:

LOT D DESCRIBED IN SUCH DECLARATION AND BEING A PORTION OF LOT 12 SHOWN ON THE PARCEL MAP.

PARCEL THREE:

EASEMENTS, APPURTENANT TO PARCEL ONE HEREINABOVE, AS RESERVED IN ARTICLE VI OF THAT CERTAIN “MASTER DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND RESERVATION OF EASEMENT FOR MISSION BAY COMMERCIAL” DATED JANUARY 9, 2001, EXECUTED BY CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, RECORDED

EXHIBIT “A-1”

JANUARY 16, 2001, REEL H604, IMAGE 058, SERIES NO. 2001-G889923-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, WITHIN THE FOLLOWING PARCELS OF LAND:

LOTS A, B AND C SHOWN ON THE PARCEL MAP.

EXHIBIT “A-1”

Legal Description

Mission Bay

26-1, 26-2, 27-1 and 27-2 (NCS-121577)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 12 AS SHOWN ON THAT CERTAIN PARCEL MAP ENTITLED “PARCEL MAP, PLANNED DEVELOPMENT MISSION BAY”, BEING PHASE 1 OF A SUBDIVISION OF LOT 1 OF ASSESSOR’S BLOCK 8721 AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” RECORDED ON JULY 19, 1999 IN BOOK Z OF MAPS, PAGES 97-119, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA, RECORDED ON DECEMBER 7, 2000, IN BOOK 44 OF PARCEL MAPS, AT PAGES 151-155, CITY AND COUNTY OF SAN FRANCISCO RECORDS, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED DECEMBER 23, 2002, IN REEL I289, IMAGE 324, SERIES NO. 2002-H319808-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

EXCEPTING THEREFROM, THE FOLLOWING:

AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT AND QUITCLAIM DEED DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THOSE PORTIONS OF THE ABOVE DESCRIBED REAL PROPERTY (HEREAFTER CALLED THE “FORMER BURTON ACT PORTIONS”) WITHIN THE BOUNDARIES OF “MINERAL RIGHTS PARCEL 9”, “MINERAL RIGHTS PARCEL 10” AND “MINERAL RIGHTS PARCEL 11” DESCRIBED IN EXHIBIT D THERETO, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN SUCH FORMER BURTON ACT PORTIONS, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE, AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SUCH FORMER BURTON ACT PORTIONS, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF THOSE PORTIONS OF THE ABOVE DESCRIBED REAL PROPERTY WITHIN THE BOUNDARIES OF SUCH FORMER BURTON ACT PORTIONS OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE

EXHIBIT “A-1”

STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’) BELOW THE SURFACE OF THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY WITHIN THE BOUNDARIES OF SUCH FORMER BURTON ACT PORTIONS.

FURTHER, AS EXCEPTED AND RESERVED BY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, A DELAWARE CORPORATION (“SANTA FE”), IN THAT CERTAIN GRANT DEED DATED JANUARY 21, 1987, RECORDED MARCH 31, 1987, IN REEL E309, IMAGE 1138, SERIES NO. D966411, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THOSE PORTIONS OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF THE PARCELS DESCRIBED THEREIN, THE FOLLOWING:

ALL MINERALS, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS METALLIC OR OTHER SOLID MINERALS, PROVIDED THAT SANTA FE SHALL NOT HAVE THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND, OR ANY PART THEREOF, FOR THE PURPOSE OF DRILLING FOR, MINING, OR OTHERWISE REMOVING, ANY OF SAID MINERALS. SANTA FE MAY, HOWEVER, AND RESERVES THE RIGHT TO, REMOVE ANY OF SAID MINERALS FROM SAID LAND BY MEANS OF WELLS, SHAFTS, TUNNELS, OR OTHER MEANS OF ACCESS TO SAID MINERALS WHICH MAY BE CONSTRUCTED, DRILLED OR DUG FROM OTHER LAND, PROVIDED THAT THE EXERCISE OF SUCH RIGHTS BY SANTA FE SHALL IN NO WAY INTERFERE WITH OR IMPAIR THE USE OF THE SURFACE OF THE ABOVE DESCRIBED REAL PROPERTY OR OF ANY IMPROVEMENTS THEREON.

ASSESSOR’S PARCEL NUMBER LOT 012, BLOCK 8721

PARCEL TWO:

NONEXCLUSIVE EASEMENTS, APPURTENANT TO PARCEL ONE HEREINABOVE, AS RESERVED BY CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, FROM LOTS A, B, AND C SHOWN ON THE PARCEL MAP REFERRED TO IN PARCEL ONE HEREINABOVE, FOR THE PURPOSES SET FORTH AND WITHIN THE LOCATIONS MORE PARTICULARLY DESCRIBED IN SECTIONS 1, 2, 5 AND 7 OF THAT CERTAIN “DECLARATION OF RESTRICTIONS” DATED OCTOBER 31, 2000, RECORDED DECEMBER 7, 2000, IN REEL H779, IMAGE 402, INSTRUMENT NO. 2000-G873073-00, OFFICIAL RECORDS OF CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

PARCEL THREE;

LOTS A, B AND C, AS SHOWN ON THAT CERTAIN PARCEL MAP ENTITLED “PARCEL MAP, PLANNED DEVELOPMENT MISSION BAY, BEING PHASE 1 OF A SUBDIVISION OF LOT 1 OF ASSESSOR’S BLOCK 8721 AS SHOWN ON THAT CERTAIN MAP

EXHIBIT “A-1”

ENTITLED “MAP OF MISSION BAY” RECORDED ON JULY 19, 1999 IN BOOK Z OF MAPS, PAGES 97-119, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA”, RECORDED ON DECEMBER 7, 2000, IN BOOK 44 OF PARCEL MAPS, AT PAGES 151-155, CITY AND COUNTY OF SAN FRANCISCO RECORDS, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTIONS” RECORDED DECEMBER 23, 2002, IN REEL I289, IMAGE 234, SERIES NO. 2002- H319808-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THE FOLLOWING:

AS EXCEPTED AND RESERVED BY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, A DELAWARE CORPORATION (“SANTA FE”), IN THAT CERTAIN GRANT DEED DATED JANUARY 21, 1987, RECORDED MARCH 31, 1987, IN REEL E309, IMAGE 1138, SERIES NO. D966411, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF THE LAND DESCRIBED THEREIN, THE FOLLOWING:

ALL MINERALS, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS METALLIC OR OTHER SOLID MINERALS, PROVIDED THAT SANTA FE SHALL NOT HAVE THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND, OR ANY PART THEREOF, FOR THE PURPOSE OF DRILLING FOR, MINING, OR OTHERWISE REMOVING, ANY OF SAID MINERALS. SANTA FE MAY, HOWEVER, AND RESERVES THE RIGHT TO, REMOVE ANY OF SAID MINERALS FROM SAID LAND BY MEANS OF WELLS, SHAFTS, TUNNELS, OR OTHER MEANS OF ACCESS TO SAID MINERALS WHICH MAY BE CONSTRUCTED, DRILLED OR DUG FROM OTHER LAND, PROVIDED THAT THE EXERCISE OF SUCH RIGHTS BY SANTA FE SHALL IN NO WAY INTERFERE WITH OR IMPAIR THE USE OF THE SURFACE OF THE ABOVE DESCRIBED REAL PROPERTY OR OF ANY IMPROVEMENTS THEREON.

AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, IN TRUST, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF MINERAL RIGHTS PARCELS 9, 10, AND 11 DESCRIBED IN SUCH PATENT, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN THE ABOVE REFERRED TO MINERAL RIGHTS PARCELS 9, 10, AND 11, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE, AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF

EXHIBIT “A-1”

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’) BELOW THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCELS 9, 10, AND 11.

ASSESSOR’S PARCEL NUMBERS: 024, BLOCK 8721 (AS TO LOT A); 026, BLOCK 8721 (AS TO LOT B); AND 025, BLOCK 8721 (AS TO LOT C)

PARCEL FOUR:

ALL STREETS AND STREET LINES HEREINAFTER MENTIONED ARE IN ACCORDANCE WITH THAT CERTAIN MAP ENTITLED “RECORD OF SURVEY MAP OF MISSION BAY”, RECORDED JULY 28, 1992, MAP BOOK “Y” AT PAGES 62-82 (REEL F679, IMAGE 620), IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS AMENDED JUNE 3, 1999, MAP BOOK “Z” AT PAGES 74-94 (REEL H398, IMAGE 0829), INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ENTITLED “AMENDED RECORD OF SURVEY (Y MAPS 62-82) OF MISSION BAY, SAN FRANCISCO, CALIFORNIA” AS AMENDED BY CERTIFICATE OF CORRECTIONS H570 O.R. 413.

ALL OF THE SOUTHERLY 24.25 FEET OF FORMER MERRIMAC STREET (66.00 FEET WIDE; AS SAID STREET EXISTED PRIOR TO THE VACATION OF A PORTION THEREOF BY ORDINANCE NO. 217-63 ADOPTED AUGUST 19, 1963, BY THE BOARD OF SUPERVISORS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA; LYING BETWEEN THE EASTERLY LINE OF THIRD STREET (100.00 FEET WIDE) AND A LINE DRAWN PARALLEL WITH AND PERPENDICULARLY DISTANT EASTERLY 74.00 FEET FROM SAID EASTERLY 74.00 FEET FROM SAID EASTERLY LINE OF THIRD STREET.

ASSESSOR’S PARCEL NUMBER: LOT 015, BLOCK 8720

PARCEL FIVE:

BEGINNING AT THE POINT OF INTERSECTION OF THE SOUTHERLY LINE OF MERRIMAC STREET WITH THE PRESENT EASTERLY LINE OF THIRD STREET, AS WIDENED; RUNNING THENCE SOUTHERLY ALONG SAID LINE OF THIRD STREET, 30 FEET; THENCE AT A RIGHT ANGLE EASTERLY 74 FEET; THENCE AT A RIGHT ANGLE NORTHERLY 30 FEET TO THE SOUTHERLY LINE OF MERRIMAC STREET;

EXHIBIT “A-1”

THENCE AT A RIGHT ANGLE WESTERLY ALONG SAID LINE OF MERRIMAC STREET, 74 FEET TO THE POINT OF BEGINNING

ASSESSOR’S PARCEL NUMBER: LOT 002, BLOCK 3841

EXHIBIT “A-1”

Legal Description

Mission Bay

33 & 34 (NCS-121295)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 1, BLOCK 8725, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY”, RECORDED JULY 19, 1999, IN BOOK Z OF MAPS, PAGES 97-199, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002, IN REEL I223, IMAGE 596, AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

EXCEPTING THEREFROM THE FOLLOWING:

AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, IN TRUST, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF MINERAL RIGHTS PARCEL 11 DESCRIBED IN SUCH PATENT, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE, AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE THEREOF OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’) BELOW THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11.

FURTHER EXCEPTING THEREFROM THAT PORTION THEREOF DESCRIBED IN THAT CERTAIN GRANT DEED DATED OCTOBER 25, 2002, EXECUTED BY CATELLUS

EXHIBIT “A-1”

DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED DECEMBER 11, 2002, IN REEL I281, IMAGE 340, DOCUMENT NO. 2002-H309022-00 IN THE OFFICE OF THE SUCH RECORDER.

ASSESSOR’S PARCEL NUMBER: LOT 001, BLOCK 8725 (A PORTION)

PARCEL TWO:

THAT CERTAIN REAL PROPERTY DESCRIBED IN THAT CERTAIN QUITCLAIM DEED DATED NOVEMBER 5, 2002, EXECUTED BY THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, TO CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, RECORDED DECEMBER 11, 2002 IN REEL I281, IMAGE 341, DOCUMENT NO. 2002-H309023-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

THE LOT AND BLOCK HEREAFTER MENTIONED ARE IN ACCORDANCE WITH THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY”, RECORDED JULY 19, 1999 IN BOOK Z OF MAPS, AT PAGES 97-119, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

COMMENCING AT THE MOST NORTHWESTERLY CORNER OF PARCEL 29, AS SAID PARCEL IS DESCRIBED IN THE QUITCLAIM DEED TO THE CITY AND COUNTY OF SAN FRANCISCO, RECORDED JULY 19, 1999 IN REEL H429, PAGE 512, (DOCUMENT NUMBER 99-G622160) OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, SAID POINT OF COMMENCEMENT ALSO BEING THE MOST NORTHWESTERLY CORNER OF BLOCK 8725, LOT 2 AS SHOWN ON SAID MAP (Z MAPS 97);

THENCE, EASTERLY ALONG THE NORTHERLY BOUNDARY LINE OF SAID PARCEL 29, SAID LINE ALSO BEING THE NORTHERLY LINE OF SAID LOT 2, NORTH 66 DEG. 49’ 04” EAST 15.00 FEET TO THE POINT OF BEGINNING.

THENCE, ALONG THE EXTERIOR BOUNDARY OF SAID PARCEL 29, SAID LINES ALSO BEING THE EXTERIOR BOUNDARY OF SAID LOT 2, THE FOLLOWING TWO (2) COURSES:

1) NORTH 86 DEG. 49’ 04” EAST, 42.21 FEET, TO THE MOST NORTHEASTERLY CORNER OF SAID PARCEL 29 AND SAID LOT 2, SAID CORNER ALSO BEING A POINT OF CUSP ON THE ARC OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 44.21 FEET, TO WHICH POINT A RADIAL LINE BEARS NORTH 03 DEG. 10’ 56” WEST,

2) WESTERLY, SOUTHWESTERLY AND SOUTHERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 72 DEG. 42’ 00”, AN ARC DISTANCE OF 56.10 FEET, TO A POINT THAT BEARS SOUTH 03 DEG. 10’ 56” EAST, FROM SAID POINT OF BEGINNING.

EXHIBIT “A-1”

THENCE, LEAVING SAID EXTERIOR BOUNDARY LINE OF PARCEL 29 AND SAID LOT 2, ALONG A LINE PARALLEL WITH AND DISTANT 15.00 FEET EASTERLY, MEASURED AT A RIGHT ANGLE, FROM THE WESTERLY BOUNDARY LINE OF SAID PARCEL 29 AND SAID LOT 2, NORTH 03 DEG. 10’ 56” WEST, 31.06 FEET, TO THE POINT OF BEGINNING.

ASSESSOR’S PARCEL NUMBER: LOT 004, BLOCK 8725

EXHIBIT “A-1”

Legal Description

Mission Bay

10 and 10a (NCS-121926)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

TRACT ONE:

PARCEL ONE:

LOT 1, BLOCK 8720, AS SAID LOT AND BLOCK ARE SHOWN ON THE MAP OF “MISSION BAY MERGER AND RESUBDIVISION” FILED JULY 19, 1999 IN BOOK Z OF MAPS, AT PAGES 97 TO 119 INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.

EXCEPTING THEREFROM UNTO THE STATE OF CALIFORNIA, ITS SUCCESSORS, AND ASSIGNS, FOREVER, ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY CONTAINED WITHIN THE FORMER BURTON ACT PORTION, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF THE FORMER BURTON ACT PORTION, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF THE FORMER BURTON ACT PORTION, OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNS; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNS, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE FIVE HUNDRED FEET (500’) BELOW THE SURFACE OF THE FORMER BURTON ACT PORTION, AS DESCRIBED AND RESERVED IN THAT CERTAIN PATENT DATED JUNE 14, 1999, FROM THE STATE OF CALIFORNIA TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, AS INSTRUMENT NO. G622155, AND AS SET FORTH IN CHAPTER 1143, STATUTES OF 1991, AND AMENDMENTS THERETO UPON THE TERMS AND PROVISIONS SET FORTH THEREIN.

EXHIBIT “A-1”

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR ACCESS TO AND EGRESS FROM PARCEL I ABOVE, AS GRANTED IN THE DOCUMENT ENTITLED “EASEMENT AGREEMENT (CATELLUS ACCESS EASEMENT)”, DATED JUNE 30, 1999, RECORDED JULY 19, 1999 AS DOCUMENT NO. 99-G622177-00 IN BOOK/REEL H429 AT PAGE/IMAGE 529 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR ACCESS TO AND EGRESS FROM PARCEL I ABOVE, AS GRANTED IN THE DOCUMENT ENTITLED “EASEMENT AGREEMENT (CATELLUS ACCESS EASEMENT)”, DATED JUNE 30, 1999, RECORDED JULY 19, 1999 AS DOCUMENT NO. 99-G622178-00 IN BOOK/REEL H429 AT PAGE/IMAGE 530 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.

APN: Lot: 001 Block: 8720

TRACT TWO:

ALL STREETS AND STREET LINES HEREINAFTER ARE IN ACCORDANCE WITH THAT CERTAIN MAP ENTITLED “RECORD OF SURVEY MAP OF MISSION BAY”, RECORDED JULY 28, 1992, MAP BOOK “Y” AT PAGES 62-82 (REEL F679, IMAGE 620), IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS AMENDED JUNE 3, 1999, MAP BOOK “Z” AT PAGES 74-94 (REEL H398, IMAGE 0829), INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, ENTITLED “AMENDED RECORD OF SURVEY (Y MAPS 62-82) OF MISSION BAY, SAN FRANCISCO, CALIFORNIA”, AS AMENDED BY CERTIFICATE OF CORRECTION H570 O.R. 413.

COMMENCING AT THE INTERSECTION OF THE NORTHERLY LINE OF SIXTEENTH STREET (90.00 FEET WIDE) WITH THE EASTERLY LINE OF THIRD STREET (100.00 FEET WIDE); THENCE ALONG SAID EASTERLY LINE OF THIRD STREET NORTH 03 DEG. 10’ 56” WEST 1507.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID EASTERLY LINE NORTH 86 DEG. 49’ 04” EAST 74.00 FEET; THENCE NORTH 03 DEG. 10’ 56” WEST 116.00 FEET; THENCE SOUTH 86 DEG. 49’ 04” WEST 74.00 FEET TO THE EASTERLY LINE OF THIRD STREET; THENCE ALONG SAID EASTERLY LINE SOUTH 03 DEG. 10’ 56” EAST 116.00 FEET TO THE TRUE POINT OF BEGINNING.

APN: Lot: 011 Block: 8720 (not yet assessed)

(A portion of former Assessor’s Lot: 006 Block: 3837)

EXHIBIT “A-1”

Legal Description

Mission Bay

9 and 9a (NCS-122266)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

LOT 1 OF BLOCK 8719, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY”, RECORDED JULY 19, 1999, IN BOOK Z OF MAPS, PAGES 97-199, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002, IN BOOK I223, PAGE 596 AS INSTRUMENT NO. 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

EXCEPTING THEREFROM THE FOLLOWING:

AS EXCEPTED AND RESERVED BY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, A DELAWARE CORPORATION (“SANTA FE”), IN THAT CERTAIN GRANT DEED DATED JANUARY 21, 1987, RECORDED MARCH 31, 1987, IN BOOK E309, PAGE 1138, INSTRUMENT NO. D966411, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF THE LAND DESCRIBED THEREIN, THE FOLLOWING:

ALL MINERALS, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS METALLIC OR OTHER SOLID MINERALS, PROVIDED THAT SANTA FE SHALL NOT HAVE THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND, OR ANY PART THEREOF, FOR THE PURPOSE OF DRILLING FOR, MINING, OR OTHERWISE REMOVING, ANY OF SAID MINERALS. SANTA FE MAY, HOWEVER, AND RESERVES THE RIGHT TO, REMOVE ANY OF SAID MINERALS FROM SAID LAND BY MEANS OF WELLS, SHAFTS, TUNNELS, OR OTHER MEANS OF ACCESS TO SAID MINERALS WHICH MAY BE CONSTRUCTED, DRILLED OR DUG FROM OTHER LAND, PROVIDED THAT THE EXERCISE OF SUCH RIGHTS BY SANTA FE SHALL IN NO WAY INTERFERE WITH OR IMPAIR THE USE OF THE SURFACE OF THE ABOVE DESCRIBED REAL PROPERTY OR OF ANY IMPROVEMENTS THEREON.

EXHIBIT “A-1”

AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, IN TRUST, RECORDED JULY 19, 1999, IN BOOK H429, PAGE 507, INSTRUMENT NO. 99-G622155-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF MINERAL RIGHTS PARCEL 9 DESCRIBED IN SUCH PATENT, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 9, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE, AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 9, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE THEREOF OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’) BELOW THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 9.

APN: Lot: 001 Blk: 8719

EXHIBIT “A-1”

Legal Description

Mission Bay

Block 8721; Lots 13 and 14 (NCS-124516)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

LOTS 13 AND 14, AS SHOWN ON THE MAP ENTITLED “PARCEL MAP, PLANNED DEVELOPMENT, MISSION BAY, BEING PHASE 1 OF A SUBDIVISION OF LOT 1 OF ASSESSOR’S BLOCK 8721 AS SHOWN ON THAT CERTAIN MAP ENTITLED ‘MAP OF MISSION BAY’ RECORDED JULY 19, 1999 IN BOOK Z OF MAPS AT PAGES 97-119 IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA,” RECORDED DECEMBER 7, 2000, IN BOOK 44 OF PARCEL MAPS, PAGES 151 TO 155, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA, AS CORRECTED BY “CERTIFICATE OF CORRECTION” RECORDED DECEMBER 23, 2002, REEL I289, IMAGE 324, SERIES NO. 2002-319808-00, IN THE OFFICE OF SUCH RECORDER (SUCH PARCEL MAP AS SO CORRECTED REFERRED TO HEREAFTER AS THE “PARCEL MAP.”)

EXCEPTING THEREFROM THE FOLLOWING:

AS EXCEPTED AND RESERVED BY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, A DELAWARE CORPORATION (“SANTA FE”), IN THAT CERTAIN GRANT DEED DATED JANUARY 21, 1987, RECORDED MARCH 31, 1987, IN REEL E309, IMAGE 1136, SERIES NO. D966411, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF THE ABOVE DESCRIBED REAL PROPERTY LYING WITHIN THE BOUNDARIES OF THE LAND DESCRIBED THEREIN, THE FOLLOWING:

ALL MINERALS, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS METALLIC OR OTHER SOLID MINERALS, PROVIDED THAT SANTA FE SHALL NOT HAVE THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND, OR ANY PART THEREOF FOR THE PURPOSE OF DRILLING FOR, MINING, OR OTHERWISE REMOVING, ANY OF SAID MINERALS. SANTA FE MAY, HOWEVER, AND RESERVES THE RIGHT TO, REMOVE ANY OF SAID MINERALS FROM SAID LAND BY MEANS OF WELLS, SHAFTS, TUNNELS, OR OTHER MEANS OF ACCESS TO SAID MINERALS WHICH MAY BE CONSTRUCTED, DRILLED OR DUG FROM OTHER LAND, PROVIDED THAT THE EXERCISE OF SUCH RIGHTS BY SANTA FE SHALL IN NO WAY INTERFERE WITH OR IMPAIR THE USE OF THE SURFACE OF THE ABOVE DESCRIBED REAL PROPERTY OR OF ANY IMPROVEMENTS THEREON.

AS TO THE ABOVE DESCRIBED LOT 13, AS EXCEPTED AND RESERVED FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, IN TRUST, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO.

EXHIBIT “A-1”

99-G622155-00, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, FROM THAT PORTION OF SAID LOT 13 LYING WITHIN THE BOUNDARIES OF MINERAL RIGHTS PARCEL 11 DESCRIBED IN SUCH PATENT, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED IN THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE, AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE, AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE THEREOF OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’ ) BELOW THE SURFACE OF THE ABOVE REFERRED TO MINERAL RIGHTS PARCEL 11.

APN: 44-8721-013-01 and 44-8721-014-01

EXHIBIT “A-1”

Legal Description

Mission Bay

Block 8708, Lots A & B (NCS-124178)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

LOTS A AND B OF BLOCK 8708, AS SAID LOT AND BLOCK ARE SHOWN ON THAT CERTAIN MAP (HEREAFTER CALLED THE “FINAL MAP”) ENTITLED “FINAL MAP, PLANNED DEVELOPMENT MISSION BAY (N3-N3A), BEING PHASE 1 OF A PLANNED DEVELOPMENT SUBDIVISION OF ASSESSOR’S BLOCKS 8704, 8705, 8707 AND 8708 SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” RECORDED ON JULY 19, 1999 IN BOOK Z OF MAPS AT PAGES 97-119 AND A PORTION OF BERRY STREET VACATED BY ORDINANCE 328-98, RECORDED JULY 19,1999 AS INSTRUMENT 99-G622153-00 (REEL H429 OR IMAGE 505), AND SUBSEQUENTLY CONVEYED TO CATELLUS DEVELOPMENT CORPORATION BY DEED RECORDED IN REEL H845 OR IMAGE 495, RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA, AND BEING MORE PARTICULARLY A MERGER AND RESUBDIVISION OF SAID AB 8705, LOT 1 AND A PORTION OF SAID BERRY STREET; A MERGER AND RESUBDIVISION OF SAID AB 8708, LOT 1 AND A PORTION OF BERRY STREET; AND THE BALANCE OF SAID BERRY STREET” RECORDED MARCH 15, 2001, IN BOOK Z OF MAPS, PAGES 175 TO 178, INCLUSIVE, CITY AND COUNTY OF SAN FRANCISCO RECORDS, STATE OF CALIFORNIA, AS SUCH FINAL MAP WAS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED DECEMBER 23, 2002, IN REEL 1289, IMAGE 323; AS INSTRUMENT NO. 2002-H319807-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

EXCEPTING THEREFROM, THE FOLLOWING:

EXCEPTING FROM THAT PORTION THEREOF DESCRIBED IN THE DEED RECORDED DECEMBER 22, 1971, IN BOOK B589, PAGE 654, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, AS RESERVED THEREIN BY SOUTHERN PACIFIC TRANSPORTATION COMPANY, A DELAWARE CORPORATION, ALL MINERALS AND MINERAL ORES OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING SAID PORTION OR THAT MAY BE PRODUCED THEREFROM, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL PETROLEUM, OIL, NATURAL GAS AND OTHER HYDROCARBON SUBSTANCES AND PRODUCTS DERIVED THEREFROM, BUT WITHOUT RIGHT OF SURFACE ENTRY THERETO.

AS EXCEPTED AND RESERVED THEREFROM FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT AND QUITCLAIM DEED DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO,

EXHIBIT “A-1”

STATE OF CALIFORNIA, FROM THAT PORTION OF SUCH LOT WITHIN THE TRACT OF LAND DESCRIED IN PARCEL 8 OF EXHIBIT D OF SUCH PATENT AND QUITCLAIM DEED, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED THEREIN, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE THEREOF, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE THEREOF, OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’) BELOW THE SURFACE THEREOF.

ASSESSOR’S PARCEL NUMBER: LOT 007, BLOCK 8708 (AS TO SAID LOT A) LOT 008, BLOCK 8708 (AS TO SAID LOT B)

NOTE: SUCH FINAL MAP AS SO CORRECTED IS CALLED THE “FINAL MAP” IN THIS REPORT.

APN: 44-8708-007-01 and 44-8708-008-01

EXHIBIT “A-1”

Legal Description

Mission Bay

7 (remaining portion) (NCS-124163)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 1, BLOCK 8712, AS SUCH LOT AND BLOCK ARE SHOWN ON THAT CERTAIN “MAP OF MISSION BAY” FILED JULY 19, 1999 IN BOOK “Z” OF MAPS, PAGES 97 THROUGH 119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF SUCH CITY AND COUNTY OF SAN FRANCISCO, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002 IN BOOK I223, PAGE 596 AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT, APPURTENANT TO PARCEL ONE HEREINABOVE, SOLELY FOR PEDESTRIAN AND VEHICULAR ACCESS TO AND EGRESS FROM SAID PARCEL ONE AND FOR ROADWAY PURPOSES, AS GRANTED TO CATELLUS DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, PURSUANT TO THAT CERTAIN “EASEMENT AGREEMENT (CATELLUS ACCESS EASEMENT)” DATED JUNE 30, 1999, RECORDED JULY 19, 1999 IN BOOK H429, PAGE 532, INSTRUMENT NO. 99-G622180-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, ON AND OVER THOSE PORTIONS OF FORMER SIXTH STREET BETWEEN FORMER CHANNEL STREET AND SIXTEENTH STREET DESCRIBED IN EXHIBIT A THERETO AND REFERRED TO THEREIN AS PARCEL 1 (SV-36), PARCEL 2 (SV-38), PARCEL 3 (SV-39), PARCEL 4 (A PORTION OF SV-43) AND PARCEL 5 (SV-37).

APN: LOT 001, BLOCK 8712

EXHIBIT “A-1”

Legal Description

Mission Bay

Block 8709, Lot 013 (NCS-124015)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

Lot A, as said Lot is shown on that certain map (hereinafter referred to as the “Final Map”) entitled “Final Map Planned Development Mission Bay, being Phase 1 of a Subdivision of Lot 1 of Assessor’s Block 8709, as shown on that certain map entitled “Map of Mission Bay” recorded on July 19, 1999, in Book Z of Maps at pages 97-119, in the office of the Recorder of the City and County of San Francisco, California”, filed January 25, 2001 in Book Z of Maps at pages 154 to 162, inclusive, in the office of the Recorder of the City and County of San Francisco, California, as such Final Map was corrected by that certain “Certificate of Correction” recorded April 2, 2003 in Reel I357, Image 396, Series No. 2003-H398817, in the office of such Recorder.

APN: Lot 013, Block 8709

RESERVING THEREFROM all rights and easements encumbering said Lot A, as set forth in that certain document entitled “Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial”, executed by Catellus Development Corporation, a Delaware Corporation, recorded January 16, 2001 as Document No. 2001-G889923-00 in Reel H804, Image 58, Official Records of the City and County of San Francisco, California, as modified by that certain document entitled “Supplemental Master Declaration of Covenants, Conditions, Restriction and Reservation of Easements for Mission Bay Commercial (Lots 7-10 & A of AB 8709/1)”, recorded January 25, 2001 as document no. 2001-G894920-00 in Reel H811, Image 153, and as further modified by that certain “First Amendment to Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial”, recorded August 17, 2004, as Document No. 2004-H787770-00, in Reel I703, Image 0226 of Official Records.

FURTHER RESERVING THEREFROM, all rights and easements encumbering said land as set forth in that certain document entitled “Declaration of Restrictions”, executed by Catellus Development Corporation, a Delaware Corporation, recorded January 25, 2001 as document no. 2001-G894921-00 in Reel H811, Image 154, of said Official Records.

PARCEL TWO:

Easements appurtenant to Lot A, referred to in Parcel One hereinabove, respectively, as set forth in that certain document entitled “Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial”, executed by Catellus Development Corporation, a Delaware Corporation, recorded January 6, 2001 as Document No. 2001-G889923-00 in Reel H804, Image 58, Official Records of the City and County of San Francisco, California, as modified by that certain document entitled “Supplemental Master Declaration of

EXHIBIT “A-1”

Covenants, Conditions, Restriction and Reservation of Easements for Mission Bay Commercial (Lots 7-10 & A of AB 8709/1)”, recorded January 25, 2001 as document no. 2001-G894920-00 in Reel H811, Image 153, and as further modified by that certain “First Amendment to Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial”, recorded August 17, 2004, as Document No. 2004-H787770-00, in Reel I703, Image 0226 of Official Records, within the respective servient tenement(s) therefor within Lots A, 7, 8, 9 and 10 shown on such Final Map as the case may be and more particularly described in such documents.

PARCEL THREE:

Easements appurtenant to Lot A, referred to in Parcel One hereinabove, respectively, as set forth in that certain document entitled “Declaration of Restrictions”, executed by Catellus Development Corporation, a Delaware corporation, recorded January 25, 2001 as document no. 2001-G894921-00 in Reel H811, Image 154, Official Records of the City and County of San Francisco, California, within the respective servient tenements(s) therefor within Lot A, shown on such Final Map as the case may be and more particularly described in such document.

PARCEL FOUR:

A non-exclusive easement, appurtenant to Lot A, referred to in Parcel One hereinabove, respectively, for pedestrian access, ingress and egress, construction, maintenance, repair and replacement of a private sidewalk, as granted to Catellus Development Corporation, a Delaware Corporation, pursuant to that certain “Easement Agreement (Private Sidewalk Easement)”, recorded January 17, 2003 in Reel I306, Image 310, (Document No. 2003-H338070-00, Official Records of the City and County of San Francisco, State of California, upon, over and through the following described land:

Being a volumetric portion of lot 8 shown on such Final Map, the horizontal boundaries of such portion being more particularly described as follows and the vertical limits of such easement extending from the surface level of the private sidewalk to a height of eight (8) feet above said sidewalk surface. Commencing at the Northwest corner of Lot 8 as it is shown on said Final Map and proceeding North 46 degrees 18 minutes 07 seconds East a distance of 20.00 feet along the Northwest line of said Lot 8 to the true point of beginning of this description, said point being also a point on the Northwest line of Lot 8; thence, proceeding clockwise the following courses and distances: North 46 degrees 18 minutes 07 seconds East, 15.00 feet along the Northwest line of said Lot 8; thence, leaving said Northwest line and proceeding South 01 degree 18 minutes 07 seconds West, 21.21 feet to a point on a line parallel with and distant 20 feet at right angles Easterly of the Southwest line of said Lot 8; thence, North 43 degrees 41 minutes 53 seconds West, 15.00 feet along said line to the point of beginning.

APN: Lot 13, Block 8709

EXHIBIT “A-1”

Legal Description

Mission Bay

Block 8716, Lot 1; Block 8717, Lot 1; Block 8718, Lot 1 (NCS-122268)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

LOT 1 OF BLOCK 8716, LOT 1 OF BLOCK 8717 AND LOT 1 OF BLOCK 8718, AS SAID LOT AND BLOCK ARE SHOWN ON THE “MAP OF MISSION BAY”, FILED JULY 19, 1999, IN BOOK “Z” OF MAPS, PAGES 97 THROUGH 119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002, IN REEL I223, IMAGE 596, AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

EXCEPTING THEREFROM THE SOUTHERLY 30.00 FEET OF LOT 1 OF BLOCK 8718 AS CONVEYED TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY IN THE DEED RECORDED AUGUST 24, 2004 AS INSTRUMENT NO. 2004-H791704, BOOK I708, PAGE 271 OF OFFICIAL RECORDS.

APN: 44-8716-001-01 and 44-8717-001-01 and 44-8718-001-01

EXHIBIT “A-1”

Legal Description

Mission Bay

Block 8726, Lot 001 (NCS-124739)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

LOT 1, BLOCK 8726, AS SAID LOT AND BLOCK ARE SHOWN ON THE “MAP OF MISSION BAY”, FILED JULY 19, 1999 IN BOOK “Z” OF MAPS, PAGES 97 THROUGH 119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED SEPTEMBER 16, 2002 IN BOOK I223, PAGE 596 AS INSTRUMENT NUMBER 2002-H244619-00, IN THE OFFICE OF SUCH RECORDER.

APN: Lot 001, Block 8726

EXHIBIT “A-1”

Legal Description

Mission Bay

Block 8715; Lot 3 (NCS-124736)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

COMMENCING AT THE MOST WESTERLY CORNER OF LOT 1, IN ASSESSOR’S BLOCK 8714, AS SAID LOT AND BLOCK ARE SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY THE MERGER AND RESUBDIVISION OF THE LANDS WITHIN THE DISTINCTIVE BORDER OF EACH PARCEL SHOWN THEREIN AND ON THE MATRIX EXHIBIT ON SHEET 22 OF 23 OF THIS MAP, CITY OF SAN FRANCISCO, SAN FRANCISCO COUNTY, CALIFORNIA”, FILED JULY 19, 1999 IN BOOK Z OF MAPS AT PAGES 97-119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, SAID POINT OF COMMENCEMENT BEING ON THE NORTHEASTERLY LINE OF FOURTH STREET; THENCE ALONG SAID LINE OF FOURTH STREET SOUTH 43 DEG. 41’ 53” EAST 59.01 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 86 DEG. 49’ 04” EAST 325.48 FEET; THENCE NORTH 16 DEG. 51’ 57” WEST 261.60 FEET; THENCE NORTH 73 DEG. 08’ 03” EAST 180.70 FEET TO THE WESTERLY LINE OF THIRD STREET; THENCE ALONG SAID LINE OF THIRD STREET SOUTH 03 DEG. 10’ 56” EAST, 388.93 FEET TO THE SOUTHERLY LINE OF LOT 1, IN ASSESSOR’S BLOCK 8715, AS SAID LOT AND BLOCK ARE SHOWN ON SAID MAP; THENCE ALONG SAID SOUTHERLY LINE OF LOT 1 SOUTH 86 DEG. 49’ 04” WEST 360.54 FEET TO THE NORTHEASTERLY LINE OF FOURTH STREET; THENCE ALONG SAID LINE OF FOURTH STREET NORTH 43 DEG. 41’ 53” WEST 121.02 FEET TO THE TRUE POINT OF BEGINNING, AS SET FORTH IN THAT CERTAIN CONDITIONAL CERTIFICATE OF COMPLIANCE, RECORDED ON AUGUST 30, 2000, AS DOCUMENT NO. 2000-G822047-00, REEL H712, IMAGE 0294.

APN: Lot: 003 Blk: 8715

EXHIBIT “A-1”

Legal Description

Mission Bay

Block 8728, Lot 1 and Block 8729, Lot 1 (NCS-127586)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

PARCEL ONE:

LOT 1, BLOCK 8728, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” FILED JULY 19, 199 IN BOOK Z OF MAPS, AT PAGES 97-119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.

APN: LOT 001 BLOCK 8728

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR ACCESS TO AND EGRESS FROM PARCEL ONE ABOVE, AS GRANTED IN THE DOCUMENT ENTITLED “EASEMENT AGREEMENT (CATELLUS ACCESS EASEMENT)”, DATED JUNE 30, 1999, AND RECORDED JULY 19, 1999 AS DOCUMENT NO. 1999-G622220-00 IN BOOK H429 AT PAGE 572 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.

PARCEL THREE:

LOT 1, BLOCK 8729, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” FILED JULY 19, 1999 IN BOOK Z OF MAPS, AT PAGES 97-119, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.

APN: LOT 001 BLOCK 8729

PARCEL FOUR:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR ACCESS TO AND EGRESS FROM PARCEL THREE ABOVE, AS GRANTED IN THE DOCUMENT ENTITLED “EASEMENT AGREEMENT (CATELLUS ACCESS EASEMENT)”, DATED JUNE 30, 1999, AND RECORDED JULY 19, 1999 AS DOCUMENT NO. 1999-622220-00 IN BOOK H429 AT PAGE 572 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.

EXHIBIT “A-1”

Block 8705, Lot 8 / Lot A (NCS-128338)

Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:

LOT A OF BLOCK 8705, AS SUCH LOT AND BLOCK ARE SHOWN ON THAT CERTAIN MAP (“FINAL MAP”) ENTITLED “FINAL MAP PLANNED DEVELOPMENT MISSION BAY (N3 AND N3A) BEING PHASE 1 OF A PLANNED DEVELOPMENT SUBDIVISION OF ASSESSOR’S BLOCKS 8704, 8705, 8707 AND 8708 SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF MISSION BAY” RECORDED ON JULY 19, 1999 IN BOOK Z OF MAPS AT PAGES 97-119 AND A PORTION OF BERRY STREET VACATED BY ORDINANCE 328-98, RECORDED JULY 19, 1999 AS DOCUMENT 99-G622153-00 (REEL H429 OR IMAGE 505), AND SUBSEQUENTLY CONVEYED TO CATELLUS DEVELOPMENT CORPORATION BY DEED RECORDED IN REEL H845 OR IMAGE 495, RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA AND BEING MORE PARTICULARLY A MERGER AND RESUBDIVISION OF SAID 8705, LOT 1 AND A PORTION OF SAID BERRY STREET; A MERGER AND RESUBDIVISION OF SAID AB 8708, LOT 1 AND A PORTION OF SAID BERRY STREET; AND THE BALANCE OF SAID BERRY STREET,” RECORDED ON MARCH 15, 2001, IN BOOK Z OF MAPS AT PAGES 175 TO 178, INCLUSIVE, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AS SUCH FINAL MAP WAS CORRECTED BY THAT CERTAIN “CERTIFICATE OF CORRECTION” RECORDED DECEMBER 23, 2002, IN REEL I289, IMAGE 323, DOCUMENT NO. 2002-H319807-00, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THE FOLLOWING:

AS EXCEPTED AND RESERVED THEREFROM FOREVER BY THE STATE OF CALIFORNIA IN THAT CERTAIN PATENT AND QUITCLAIM DEED DATED JUNE 14, 1999, TO THE CITY AND COUNTY OF SAN FRANCISCO, A CHARTER CITY AND COUNTY, RECORDED JULY 19, 1999, IN REEL H429, IMAGE 507, SERIES NO. 99-G622155, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, THE FOLLOWING:

ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED THEREIN, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF THOSE MINERALS BY ANY MEANS OR METHODS SUITABLE TO THE STATE OF CALIFORNIA OR TO ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE THEREOF, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE THEREOF, OR TO INTERFERE WITH THE USE THEREOF BY THE CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES; PROVIDED, HOWEVER, THAT THE STATE OF CALIFORNIA, ITS SUCCESSORS AND ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE

EXHIBIT “A-1”

CITY AND COUNTY OF SAN FRANCISCO, ITS SUCCESSORS AND ASSIGNEES, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF ANY NATURE WHATSOEVER ABOVE A PLANE LOCATED FIVE HUNDRED FEET (500’) BELOW THE SURFACE THEREOF.

APN: Lot: 008, Block 8705

EXHIBIT “A-1”

EXHIBIT A-2

LEGAL DESCRIPTION OF WEST BLUFFS PROPERTY

Legal Description

West Bluffs

NCS-121092

Real property in the City of Los Angeles, County of Los Angeles, State of California, described as follows:

PARCEL 1:

Lots 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47 and 48 of Block 9 of Tract No. 9167, in the City of Los Angeles, as per Map recorded in Book 172 Page 46 et. seq. of Maps, in the office of the County Recorder of said County. Except therefrom all the mineral right and estate in each of said lots or parcels, together with the exclusive right to use the subsurface oil and gas formations for injecting, storing, and withdrawing natural gas therein and therefrom and for repressuring the same, without the right to go upon or use the surface of said lots or parcels or any part or portion thereof for any of said purposes, as reserved by the United States of America by Decree revesting title entered November 29, 1948, in Case No. 2454 Civil, United States District Court, a certified copy of which was recorded January 20, 1949 as Instrument No. 843 in Book 29212 Page 45, Official records.

PARCEL 2:

Lots 1 through 121 inclusive of Tract No. 51122, in the city of Los Angeles, as per map recorded in Book 1286 Pages 17 to 28 inclusive of Maps, in the office of the county recorder of said county.

EXCEPT therefrom an undivided half interest in and to all oil, gas and other hydrocarbon substances underlying said land, which exception and reservation does not include the right to enter upon said land for the purpose of developing or producing therefrom said oil, gas, and other hydrocarbon substances as reserved and excepted in the deed from Cletus H. J. Jollies to Hughes Tool Company, a corporation, recorded January 25, 1950 in Book 32073 Page 183 Official Records.

ALSO EXCEPT therefrom all the mineral rights and estate in each of said lots or parcels, together with the exclusive right to use the subsurface oil and gas formations for injecting, storing and withdrawing natural gas therein and therefrom and for repressuring the same, without the right to go upon or use the surface of said Lots or Parcels or any part or portion thereof for any of said purposes, as reserved by the United States of America by Decree revesting title entered November 29, 1948 in Case No. 2454 Civil, United States District Court, a certified copy of which was recorded January 20, 1949 in Book 29212 Page 45, Official Records, as Document No. 843.

EXHIBIT A-2

ALSO EXCEPT a 1.25 interest in all oil, gas and other hydrocarbon substances and or minerals in, on, under or that may be produced from said land.

ALSO EXCEPT a 0.06884 interest in and all oil, gas and other hydrocarbon substances and/or minerals in, on, under or that may be produced from Lots 4 and 5 in Block 11.

ALSO EXCEPT one-half of all right, title and interest in and to all minerals, oil, gas and other hydrocarbon substances in and under said land, without any right of entry thereof, as reserved by Ellen Mindrup Gentry, in deed recorded November 15, 1946 as Document No. 1474, in Book 23926 Page 182, Official Records. ALSO EXCEPT one-half of all right, title and interest in and to all minerals, oil, gas, and other hydrocarbon substances to all minerals, oil, gas and other hydrocarbon substances in and under said land but without any right of entry thereon, as reserved in the deed from The Beverly Hills National Bank and Trust Company, a corporation, recorded November 28, 1949 in Book 31573 Page 374, Official Records.

PARCEL 3

Easements appurtenant to Parcels 1 and 2 for the purposes and all incidents thereto set forth in and upon the terms and conditions contained in that certain agreement entitled “Restated Drainage Improvements Easement Agreement” recorded June 10, 1997 as Instrument No. 97- 867429 of Los Angeles County Official Records over and across the land described therein as Exhibit B.

PARCEL 4

Easements appurtenant to Parcel 2 for the purposes and all incidents thereto set forth in and upon the terms and conditions contained in that certain agreement entitled “Slope Support Easement Agreement” recorded February 15, 1989 as Instrument No. 89-247257 of Los Angeles County Official Records over and across the lands described therein as Schedule B.

APN: 4114-002-032 and 4114-002-033 and 4114-002-034 and 4114-002-035 and 4114-002-036 and 4114-002-037 and 4114-002-038 and 4114-001-007 and 4114-001-008 and 4114-001-009 and 4114-001-010 and 4114-001-011 and 4114-001-012 and 4114-001-013 and 4114-001-014, 4114-004-002, 4114-004-003, 4114-004-004, 4114-004-009, 4114-004-010, 4114-004-011, 4114-004-012, 4114-004-018, 4114-003-001, 4114-003-002, 4114-003-003, 4114-003-004, 4114-003-005, 4114-003-006, 4114-003-007, 4114-003-008, 4114-003-009, 4114-003-010, 4114-002-025, 4114-002-026, 4114-002-027, 4114-002-028, 4114-002-029, 4114-009-001

EXHIBIT A-2

EXHIBIT A-3

LEGAL DESCRIPTION OF SANTA FE DEPOT PROPERTY

Legal Description

Santa Fe Depot

NCS-121182

Real property in the City of San Diego, County of San Diego, State of California, described as follows:

PARCEL ONE

Parcel 5 of Parcel Map No. 19378, said Parcel contains a portion of “A” Street which would revert to the vested owner upon vacation of said street by the City of San Diego, in the City of San Diego, County of San Diego, State of California, according to Map thereof, filed in the Office of the County Recorder of San Diego County, November 26, 2003 as instrument no. 2003-1418318 of Official Records.

PARCEL TWO

Non-exclusive reciprocal easements appurtenant to Parcel One for the purposes and all incidents thereto set forth in and upon the terms and conditions contained in those certain agreements entitled and recorded as follows:

1. “Amended and Restated Agreement Granting Street Cross-Easements and Covenants for Maintenance and Repair under California Civil Code Section 1468 (Parcels 2 and 3)” recorded August 5, 2002 as Instrument No. 2002-0659797 of San Diego County Official Records and;

2. “Agreement Granting Street Easements and Covenants for Maintenance and Repair Under California Civil Code Section 1468 (Parcel 4)” recorded November 5, 2002 as Instrument No. 2002-0987854 of San Diego County Official Records.

3. “Agreement Granting Street Easements and Covenants for Maintenance and Repair Under California Civil Code Section 1468 (Parcel 9)” recorded August 15, 2003 as Instrument No. 2003-0994440 of San Diego County Official Records.

4. “Agreement Granting Easements and Covenants for Maintenance and Repair Under California Civil Code Section 1468 (Parcel 1) which Amends and Supersedes the Second Amended and Restated Agreement Granting Street Easements and Covenants for Maintenance and Repair Under California Civil Code Section 1468 (Parcels 1, 2, 3, 4 and 9)” recorded January 15, 2004 as Instrument No. 2004-0031611 of San Diego County Official Records.

5. “Agreement Granting Street Easements and Covenants for Maintenance and Repair Under California Civil Code Section 1468 (Parcel 6)” recorded January 29, 2004 as Instrument No. 2004-0072406 of San Diego County Official Records.

APN: 533-392-07-00 and 533-392-02-00

EXHIBIT A-3

EXHIBIT A-4

DEPICTION OF PARCEL 40

[see depiction on following page]

EXHIBIT A-4

EXHIBIT A-5

DEPICTION OF PARCEL N4a

[see depiction on following page]

EXHIBIT A-5

EXHIBIT B

SCHEDULE OF ASSUMED PURCHASE AGREEMENTS

[See Schedule 11.21 of the Purchase and Sale Agreement]

EXHIBIT B

EXHIBIT C

RELEASE PRICE SCHEDULE

I.	MISSION BAY – Release Prices and Special Release Price Conditions

Release Prices: The minimum Release Price for each Phase of the Mission Bay Property shall be the greater of (i) the Release Price Percentage of the Gross Sales Proceeds from the Sale of such Phase or (ii) the amounts set forth below:

1. With respect to the Sale of the Mission Bay Earn-Out Lots (as defined in the Development Management Agreement), for purposes of calculating the minimum Release Price under clause (i) above, the Gross Sales Proceeds shall be reduced by the amount of the Mission Bay Earn-Out (as defined in the Development Management Agreement) before multiplying the same by the Release Price Percentage;

2. With respect to the Sale of all other Phases (or parcels, as identified on the schedule below) at Mission Bay, the minimum Release Price will be based upon the schedule below. The parties acknowledge that the schedule below is based upon condominium units or square footages and prices per unit or per square foot. However, notwithstanding that the Entitlements for an applicable parcel may be increased or decreased (or may not otherwise be obtained), the minimum Release Price for each Phase (or parcel, as identified on the schedule below) will be the Minimum Release Amount in the last column on the right.

Mission Bay

Minimum Release Prices

Parcel	Use	Units / Net SF	Minimum Release Per Unit	Minimum Release Amount

				($ in 000s in this column)
North of Channel Residential
N4a P1	For Sale	105	$60,000	$6,300
N4 P3	For Sale (VLI)	83	1,000	83
N3 P2	For Sale	270	60,000	16,200
N4a P3	For Sale	194	30,000	5,820
N4 P1	For Sale	180	60,000	10,800
N4a	For Sale (VLI)	236	1,000	236

EXHIBIT C

Parcel	Use	Units / Net SF	Minimum Release Per Unit	Minimum Release Amount
				($ in 000s in this column)
South of Channel Residential
10a	For Sale	112	$60,000	$6,720
10	For Sale	276	60,000	16,560
13	For Sale	273	60,000	16,380
2	For Sale	315	60,000	18,900
3	For Sale	100	60,000	6,000
4	For Rent	193	30,000	5,790
12	For Sale	273	60,000	16,380
6	For Sale	157	60,000	9,420
11	For Sale	236	60,000	14,160
Office & Life Science
40	Office / Life-Science	422,010	$30.00	12,660
26a	Office / Life-Science	298,347	$30.00	8,950
26 - 1	Office / Life-Science	278,000	$30.00	8,340
26 - 2	Office / Life-Science	149,000	$30.00	4,470
27 - 1	Office / Life-Science	278,000	$30.00	8,340
33 & 34	Office / Life-Science	567,990	$30.00	17,040
Other
1	Hotel	500	$10,000	$5,000

EXHIBIT C

II.	WEST BLUFFS – Release Prices and Special Release Price Conditions

Release Prices: The minimum Release Price for the West Bluffs Property shall be the greater of (i) fifty percent (50%) of the Gross Sales Proceeds from the Sale of such Property (provided that for purposes of calculating the minimum Release Price under this clause [i], the Gross Sales Proceeds shall be reduced by the amount of the West Bluffs Earn-Out (as defined in the Development Management Agreement) before multiplying the same by 50%) or (ii) Forty Million Dollars ($40,000,000.00) if the Sale occurs for the entire Property at one time. If there are Sales of Phases of the West Bluffs Property, the minimum Release Price, if determined under clause (ii) above, shall be Four Hundred Thousand Dollars ($400,000.00) per Lot.

EXHIBIT C

III.	SANTA FE DEPOT - Special Release Price Conditions

Release Prices: The minimum Release Price for the Santa Fe Depot Property shall be the greater of (i) the Release Price Percentage of the Gross Sales Proceeds from the Sale of such Property or (ii) Five Million Dollars ($5,000,000.00).

EXHIBIT C

EXHIBIT D

ALLOCATION OF LOAN BALANCE FOR PARCEL 40, PARCEL N4a AND SANTA FE

DEPOT PROPERTY

1.	Parcel 40 Loan Balance Allocation Amount: $6,332,000.00

2.	Santa Fe Depot Property Loan Balance Allocation Amount: $1,945,000.00

3.	Parcel N4a Loan Balance Allocation Amount: $12,768,000.00

EXHIBIT D

EXHIBIT E

CLOSING CONDITIONS

Notwithstanding anything to the contrary contained herein, if the Closing occurs, the Closing Conditions described in this Exhibit E shall be deemed satisfied or waived by Lender, the obligation of Lender to make the Loan is conditioned upon Lender’s approval of each of the following items and/or the satisfaction by Borrower of each of the following conditions:

Title Documents. All documents that will be listed as exceptions to the coverage of each Title Policy and all other matters of public record or known to each Borrower that affect the Property each Borrower is acquiring.

Title Insurance and Endorsements. The Title Policy will show as exceptions only those exceptions that are reflected on the Owner’s Policy of Title Insurance obtained by Borrowers at the Closing and the Title Policy will include the same endorsements that Borrowers obtain in their respective Owner’s Policies (and such other endorsements as Lender may require in its closing instruction letter to the Title Company).

Insurance. Certificates of insurance or, if required by Lender, certified policies, evidencing that the policies of insurance required under Section 4 of the Deeds of Trust are in full force and effect (together with proof of the payment of the premiums thereof).

Opinion Letters. An opinion from counsel to each Borrower that relates to such matters as Lender and/or its counsel may request, including without limitation due formation, due authorization, due execution and delivery and enforceability of the Loan Documents against Borrower; and such other opinions as Lender may require.

Surveys. an ALTA survey for each of the Properties certified to Lender and prepared in accordance with the Lender’s survey requirements provided to Borrowers;

Borrower Organization and Authority Documents.

The limited liability company agreement/operating agreement of each Borrower, duly certified by Farallon Capital Management, L.L.C., a Delaware limited liability company (“Farallon”), to be correct and complete in all respects;

The articles of organization/certificate of formation of each Borrower filed with, and certified by, the Delaware Secretary of State;

The Limited Liability Company Application for Registration of each Borrower filed with, and certified by, the California Secretary of State;

EXHIBIT E

A Certificate of Registration of each Borrower issued by the California Secretary of State;

A Certificate of Status Foreign Limited Liability Company for each Borrower issued by the California Secretary of State;

A certificate issued by the Delaware Secretary of State certifying that each Borrower is a limited liability company in good standing under the laws of the State of Delaware;

Resolution duly adopted by the Manager of each Borrower, authorizing each Borrower’s execution of the Loan Documents to which each Borrower is a signatory and the consummation of the transactions contemplated thereby.

Sole Member’s/Guarantor’s Organization and Authority Documents.

The limited liability company agreement of the Sole Member of each Borrower, duly certified by Farallon, to be correct and complete in all respects;

The articles of organization/certificate of formation of the Sole Member of each Borrower, filed with, and certified by, the Delaware Secretary of State;

A certificate issued by the Delaware Secretary of State certifying that such Sole Member is a limited liability company in good standing under the laws of the State of Delaware;

The Limited Liability Company Application for Registration of Sole Member filed with, and certified by, the California Secretary of State;

A Certificate of Registration of Sole Member issued by the California Secretary of State;

A Certificate of Status Foreign Limited Liability Company for Sole Member issued by the California Secretary of State;

Resolutions duly adopted by the members and/or manager of the Sole Member, authorizing the Sole Member’s execution of the Loan Documents to which it is a signatory and the consummation of the transactions contemplated thereby.

Farallon’s Organizational and Authority Documents

The redacted limited liability company agreement of Farallon, duly certified by Farallon, to be correct and complete in all respects;

The articles of organization/certificate of formation of Farallon, filed with, and certified by, the Delaware Secretary of State;

EXHIBIT E

A certificate issued by the Delaware Secretary of State certifying that Farallon is a limited liability company in good standing under the laws of the State of Delaware;

The Limited Liability Company Application for Registration of Farallon filed with, and certified by, the California Secretary of State;

A Certificate of Registration of Farallon issued by the California Secretary of State;

A Certificate of Status Foreign Limited Liability Company for Farallon issued by the California Secretary of State;

Resolutions duly adopted by the Managing Members of Farallon, authorizing Farallon, in its capacity as the sole manager of the Borrower and the sole manager of the Sole Member/Guarantor, to execute the Loan Documents to which Borrower and/or Guarantor is/are a signatory and the consummation of the transactions contemplated thereby and the consummation of the transactions contemplated thereby.

Other Organizational Documents. Lender reserves the right to review additional organizational and authority documents for the other constituent owners of Borrowers based on the Lender’s review of the Borrower and Sole Member and Guarantor organizational documents.

Bankruptcy Search. Evidence that there is not pending by or against Guarantor any petition for reorganization or arrangement under any bankruptcy or insolvency law, or any other action brought under any such law.

Litigation Search. Evidence that there is not pending by or against Farallon, the manager of Borrowers and Guarantor any litigation, in the state and federal courts with jurisdiction over the Property and the primary places of business of Guarantor that could reasonably be expected to:

Result in any material adverse change in the business, operations, assets, condition (financial or otherwise) or prospects of Guarantor; or

Materially and adversely affect the ability of Guarantor to perform its obligations under the Guaranty.

Representations and Warranties. Evidence that the representations and warranties contained in the Loan Documents shall be correct and complete in all material respects on and as of the applicable Closing Date to the same extent as though made on and as of such date.

Financial Information. Current financial statements, tax returns and other financial information required by Lender, and evidence that no material adverse change shall have occurred in the financial condition of Guarantor between the date of such financial information and the applicable Closing Date.

Non-Foreign Certificate. If required by Lender, an affidavit, signed under penalty of perjury by Investment, stating (a) that each Borrower is not a “foreign corporation,” “foreign

EXHIBIT E

partnership,” “foreign trust,” or “foreign estate,” as those terms are deemed in the Revenue Code and the regulations promulgated thereunder, (b) each Borrower’s U.S. employer identification number, and (c) the address of each Borrower’s principal place of business. Such affidavit shall be consistent with the requirements of the regulations promulgated under Section 1445 of the Revenue Code and shall otherwise be in form and substance acceptable to Lender.

Acquisition Documents. The grant deeds and other instruments, documents and agreements evidencing the acquisition of the Properties and all other assets acquired under the Purchase and Sale Agreement by Borrowers.

Seller Continuing Contracts. Review and approval by Lender of the Seller Continuing Contracts (as such terms are defined in the Purchase and Sale Agreement).

Closing Costs. The payment of all title insurance premiums, and recording charges and escrow fees in accordance with Section 2.5.2.

No Default. The execution and delivery of the Loan Documents by the parties thereto (other than Lender) will not result in an Event of Default or Potential Default.

Alameda (Bayport) Loan. The Alameda (Bayport) Borrower shall have executed and delivered the Alameda (Bayport) Loan Documents and the closing of the Alameda (Bayport) Loan shall occur concurrently with the closing of the Loan on the Closing Date for the West Bluffs Property and Santa Fe Depot Property.

Other Items. Such other items or documents as Lender may reasonably require.

EXHIBIT E

EXHIBIT F

SCHEDULE OF PROJECT SPECIFIC AGREEMENTS

[THE PROJECT SPECIFIC AGREEMENTS ARE THE SAME AS SET FORTH ON SCHEDULE 11.43 TO THE PURCHASE AND SALE AGREEMENT, A COPY OF WHICH SCHEDULE FOLLOWS THIS PAGE.]

EXHIBIT F

EXHIBIT G

SINGLE PURPOSE ENTITY

“Special Purpose Bankruptcy Remote Entity” means, as to each Borrower, a limited liability company which, at all times until the Indebtedness is paid in full (i) will be organized solely for the purpose of owning the Property and related easements and property rights to be acquired by such Borrower under the Purchase and Sale Agreement or otherwise appurtenant to the Property, (ii) will not engage in any business unrelated to the ownership of the Property so owned by such Borrower, (iii) will not have any assets other than those related to the Property so owned by such Borrower, (iv) will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by the Loan Documents, will not engage in, seek or consent to any asset sale, transfer of partnership, membership, shareholder, beneficial interests, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation, operating agreement, trust agreement, or trust certificate (as applicable) in a manner that would violate the other provisions of this Exhibit G or any other provision of this Agreement or the other Loan Documents, (v) will not fail to correct any known misunderstanding regarding the separate identity of such entity, (vi) without the unanimous consent of all of the partners, directors, members, beneficial owners and trustees, as applicable, will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (a) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (b) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity’s properties; (c) make a general assignment for the benefit of such entity’s creditors; or (d) make or file a declaration of insolvency in a judicial action, (vii) will maintain its accounts, books and records separate from any other person or entity, (viii) will maintain its books, records, resolutions and agreements as official records, (ix) has not commingled and will not commingle its funds or assets with those of any other person or entity, (x) has held and will hold its assets in its own name other than Parcel 40 and Santa Fe Depot until they are acquired by Borrowers, (xi) will conduct its business in its name, (xii) will maintain its financial statements, accounting records and other entity documents separate from any other person or entity, (xiii) will pay its own liabilities out of its own funds and assets, (xiv) will observe all corporate, limited liability company and partnership formalities, as applicable, (xv) has maintained and will maintain an arms-length relationship with its affiliates, (xvi) if such entity owns the Property, will have no indebtedness other than the Indebtedness except as expressly permitted in this Agreement, (xvii) will not assume or guarantee or become obligated for the debts of any other person or entity or hold out its credit as being available to satisfy the obligations of any other person or entity, except for the Indebtedness, (xviii) will not acquire obligations or securities of its partners, members, trustees, beneficial owners or shareholders, (xix) will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationery, invoices and checks, (xx) will not pledge its assets for the benefit of any other person or entity, except for the Indebtedness, (xxi) will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (xxii) will not make loans to any person or entity, (xxiii) will not identify its partners, members,

EXHIBIT G

shareholders, trustees, beneficiaries or any affiliates of any of them as a division or part of it, (xxiv) will not enter into or be a party to, any transaction with its partners, members, shareholders, beneficiaries, trustees or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (xxv) will pay the salaries of its own employees (if any) from its own funds, (xxvi) will maintain adequate capital in light of its contemplated business operations (as reasonably determined by each Borrower in good faith), (xxvii) if such entity is a limited liability company, limited partnership, or business trust then such entity shall continue and not dissolve whether as a consequence of bankruptcy or insolvency of one or more of the members, general partners, or trustees, as applicable, or otherwise, for so long as a solvent managing member, general partner, or trustee, as applicable, exists and, subject to applicable law, dissolution of the entity shall not occur so long as the entity remains owner of such Property subject to the applicable Deed of Trust or, in the case of the Alameda (Bayport) Borrower, the Alameda (Bayport) Pledge Agreement.

Each such entity’s organizational documents shall contain such provision, (xxviii) if such entity is a limited liability company with two (2) or more members, it may be organized and existing under the laws of any state, (xxiv) if such entity is a limited liability company with only a single member then it must be organized and existing under the laws of the state of Delaware, and upon the occurrence of any event that causes the member to cease to be a member of the limited liability company (other than (a) upon an assignment by the member of all of its limited liability company interest in the limited liability company and the admission of the transferee pursuant to the operating agreement, or (b) the resignation of the member and the admission of an additional member of the limited liability company), each person acting as a Special Member (defined below) pursuant to the operating agreement shall, without any action of any person and simultaneously with the member ceasing to be a member of the limited liability company, automatically be admitted to the limited liability company as a Special Member and shall continue the limited liability company without dissolution. No Special Member may resign from the limited liability company or transfer its rights as Special Member unless a successor Special Member has been admitted to the limited liability company as Special Member by executing a counterpart to the operating agreement; provided, however, the Special Members shall automatically cease to be members of the limited liability company upon the admission to the limited liability company of a substitute member. Each Special Member shall be a member of the limited liability company that has no interest in the profits, losses and capital of the limited liability company and has no right to receive any distributions of limited liability company assets. Pursuant to Section 18-301 of the Delaware Limited Liability Company Act (the “Act”), a Special Member shall not be required to make any capital contributions to the limited liability company and shall not receive a limited liability company interest in the limited liability company. A Special Member, in its capacity as Special Member, may not bind the limited liability company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the limited liability company, including, without limitation, the merger, consolidation or conversion of the limited liability company. The Sole Member shall not, so long as the Loan has not been paid in full, amend, alter, change or repeal the definition of “Special Member” or any sections that relate to Special Members of the operating agreement without the unanimous written consent of all member(s) and Special Members. Until the Loan is repaid in full, notwithstanding any other provision of the operating

EXHIBIT G

agreement and any provision of law that otherwise empowers the limited liability company or any member or any other person to the contrary, no member nor any other person so authorized shall permit the limited liability company, without the prior unanimous written consent of Lender and all Special Members, to take any Bankruptcy-Related Action (defined below). Until the Loan is repaid in full, the Sole Member shall cause the limited liability company at all times to have at least one Special Member who will be appointed by the member. In the event of a vacancy in the position of Special Member, the Sole Member shall, as soon as practicable, appoint a successor Special Member. One or more additional members of the limited liability company may be admitted to the limited liability company with the written consent of the member; provided, however, that, notwithstanding the foregoing, so long as any obligation to the Lender remains outstanding, no additional member may be admitted to the limited liability company unless permitted by the Loan Documents. The Sole Member shall agree that the operating agreement constitutes a legal, valid and binding agreement of the Sole Member, and is enforceable against the Sole Member by the Special Members, in accordance with its terms. In addition, the Special Members shall be intended beneficiaries of the operating agreement. For purposes hereof the term “Special Member” means a person or entity who is not a member of the limited liability company but has agreed to act as a Special Member under the terms of the operating agreement with only the rights and duties expressly set forth in the operating agreement and only upon the occurrence of certain events that cause the member to cease to be a member of the limited liability company.

Until the Loan is paid in full, notwithstanding any other provision of the operating agreement and any provision of law that otherwise empowers the limited liability company or any member or any other person to the contrary, each Borrower shall at all times have at least one (1) Independent Manager who will be appointed by the Sole Member and approved by Lender. To the maximum extent permitted by law, including Section 18-1101(c) of the Act, the Independent Manager shall consider only the interests of the applicable Borrower, including its respective creditors, in acting or otherwise voting on a Bankruptcy-Related Action. No resignation or removal of an Independent Manager, and no appointment of a successor Independent Manager, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Manager by a written instrument, and (ii) shall have executed an instrument signifying its agreement to be bound by the terms and conditions of this Agreement. In the event of a vacancy in the position of Independent Manager (as a result of the death or incapacity of such Manager or any other event causing such vacancy), the Sole Member shall, as soon as reasonably practicable, appoint a successor Independent Manager, subject to Lender’s approval. All right, power, and authority of the Independent Managers shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the second sentence of this paragraph, in exercising the Independent Manager’s rights and performing the Independent Manager’s duties under this Agreement, any Independent Manager shall have a fiduciary duty of loyalty and care similar to that of a Manager of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Manager shall at any time serve as trustee in bankruptcy for any affiliate of any Borrower. Provided that the Sole Member complies with the foregoing provisions of this paragraph, the Sole Member may remove the Independent Manager at any time and for any reason, with or without cause, by giving written notice thereof to the Independent Manager. The Independent Manager shall be required to provide at least thirty (30) days’ prior written notice of any resignation by the Independent Manager. Until the Loan is repaid in full,

EXHIBIT G

the operating agreement for each Borrower shall contain a provision, which shall not be modified without Lender’s written consent (which may be given or withheld in Lender’s sole discretion) until the Loan is repaid in full, stating that notwithstanding any provision of law that otherwise so empowers the applicable Borrower or any other person, the applicable Borrower, and any other person on behalf of the applicable Borrower, without the prior unanimous written consent of the Sole Member and the Independent Manager, shall not, with respect to the applicable Borrower or any other entity in which the Borrower has a direct or indirect legal or beneficial ownership interest take a Bankruptcy-Related Action.

A “Bankruptcy-Related Action” means (A) filing a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (B) seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or similar official for such entity or for all or any portion of such entity’s properties, (C) making a general assignment for the benefit of such entity’s creditors, or (D) making or filing a declaration of insolvency in a judicial action.

Notwithstanding the provisions of Section 6.24 of this Agreement, Lender’s acceptance of the foregoing requirements, as applied to the Guarantor, shall be evidenced by Lender’s approval of the operating agreement for the Guarantor as of the initial Closing Date, which may be given or withheld in Lender’s sole and absolute discretion. Lender acknowledges that Guarantor is also the Sole Member of each Borrower and of the Alameda (Bayport) Borrower and will be the Guarantor of both the Loan and the Alameda (Bayport) Loan.

EXHIBIT G

EXHIBIT H

EXISTING LOAN COMMITMENTS

Projects	Property	Buyer	Purchase Price	Closing Date	CF Capital Loan
					Loan Amount	Int Rate	Term
Mission Bay	N3P2	Signature Properties, Inc.	$25,175,000+ Additional Purchase Price (per § 3.2 of the Bosa purchase agreement)	4/15/2005	The final Purchase Price to the extent the same exceeds a Base Purchase Price of $10,000,000 – currently estimated to be $15,175,000	prime + 2%	earlier of (i) 12 months from closing or (ii) commencement of construction

Mission Bay	S10a	Bosa Development California II, Inc.	$10,438,400	2/14/2004	up to 75% of purchase price	8%	18 mos.

Mission Bay	S10	Bosa Development California II, Inc.	$25,723,200	5/16/2005	up to 75% of purchase price	8%	18 mos.

Mission Bay	2, 11, 12 & 13	Bosa Development California II, Inc.	$111,894,000+ Price Adjustment Factor	4/30/07; 4/30/08; 12/31/07; 4/30/06	up to 75% of purchase price [but the aggregate outstanding loans (including S10 & S10A) to borrower shall not exceed $60 million]	greater of prime or 8%	12 mos following each respective closing

Santa Fe Depot	Parcel 5a	Bosa Development California II, Inc.	$8,700,000	10/15/2005	up to 75% of purchase price	8%	12 mos

EXHIBIT H

SCHEDULE 10.1

CONTEMPLATED LENDER FINANCING

Project	Loan Amount	Interest Rate	Term of Loan	Security
Mission Bay Parcels 26-1, 26-2 and 27-1 (ARE III)	Maximum - 80% Loan to Sales Price (Est. Loan amount - $26,180,000)	6.75%	24 Months with two one-year Extension Rights	Secured by First Deed of Trust

SCHEDULE 10.1
-1-